                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the registrant [X]
Filed by a party other than the registrant [ ]
Check the appropriate box:

[X] Preliminary proxy statement     [ ] Confidential, for Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))

[  ] Definitive proxy statement
[  ] Definitive additional materials
[  ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                DSSI CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                                DSSI CORPORATION
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[ ] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transactions applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

[X] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

           (1) Amount previously paid:
           (2) Form, schedule or registration statement no.:
           (3) Filing party:
           (4) Date filed:

--------------------
1 Set forth the amount on which the filing fee is calculated and state how it was determined.

                                DSSI Corporation
                                  P.O. Box 1570
                             West Chester, PA 19380

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                February 5, 1998


To the shareholders of DSSI Corporation


         Notice is hereby given that a Special Meeting of Shareholders of DSSI Corporation (the "Company") will be held at the offices of Wachtel & Masyr, LLP, 110 East 59th Street, New York, New York, on Thursday, February 5, 1998, at 2:00 o'clock in the afternoon for the following purposes:


         (1) To authorize the Company to enter the business of distributing sports equipment, which action will be effected through: (a) the sale of 10,000,000 shares of the Company's Common Stock, $0.01 par value (the "Common Stock"), which shares will constitute a controlling interest in the Company, to Michael J. Blumenfeld at $.20 per share or an aggregate purchase price of $2,000,000 and (b) the sale by Mr. Blumenfeld to the Company, at cost, of the assets (including corporate name) of Collegiate Pacific Inc. f/k/a Nitro Sports Inc., which company is commencing engagement in the business of distributing sports equipment to the institutional markets.

         (2) To authorize the change of name of the Company from DSSI Corporation to Collegiate Pacific Inc., but only if the prior proposal is approved and the sale to Mr. Blumenfeld is consummated.


         Each shareholder of record at the close of business on Wednesday, December 10, 1997, is entitled to cast, in person by proxy, one vote for each share of the Common Stock held by such shareholder on such date.


                                        By order of the Board of Directors



                                        Patrick J. Brennan, CPA
                                        Secretary

Dated:  January 21, 1998

--------------------------------------------------------------------------------
YOUR PROXY IS IMPORTANT NO MATTER NOW MANY SHARES YOU OWN. PLEASE FILL-IN, DATE, SIGN AND MAIL IT TODAY IN THE ACCOMPANYING SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                                DSSI Corporation
                                  P.O. Box 1570
                             West Chester, PA 19380

               PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS

                         To be held on February 5, 1998


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of DSSI Corporation (the "Company"), a Pennsylvania corporation which, pending the acquisition of a new business, uses the residence of its Chief Financial Officer as its principal office, the mailing address of which is P.O. Box 1570, West Chester, Pennsylvania 19380, for use at a Special Meeting of Shareholders to be held on Thursday, February 5, 1998, or at any adjournment or adjournments thereof. Only shareholders of record at the close of business on Wednesday, December 10, 1997 (the "Record Date"), are entitled to vote at the meeting. Proxy material is first being mailed on or about Wednesday, January 21, 1998, to the Company's shareholders of record on the Record Date.


                                VOTING SECURITIES

         The voting securities at the meeting will consist of 4,446,017 shares of Common Stock, $0.01 par value (the "Common Stock"). Each shareholder of record is entitled to cast, in person or by proxy, one vote for each share of the Common Stock held by such shareholder at the close of business on the Record Date.

         Shareholders who execute proxies retain the right to revoke them by notifying the Company at any time before they are voted. Such revocation may be effected by execution of a subsequently dated proxy or by a letter to the Company, sent to the attention of the Secretary at the address of the Company's principal office set forth above in the introductory paragraph of this Proxy Statement or delivered at the Meeting, revoking the proxy. Unless so revoked, the shares represented by proxies solicited by the Board of Directors of the Company will be voted at the Meeting in accordance with the direction given therein. If no direction is given, a properly executed proxy will be voted in favor of the two proposals set forth in the Notice of Special Meeting to authorize the Company (1) to enter the new business of distributing sports equipment and (2) to change its name from DSSI Corporation to Collegiate Pacific Inc. The latter proposal, if approved by the shareholders, will be implemented only if the first proposal is approved and the sale of shares to Michael J. Blumenfeld as described in the succeeding paragraph is consummated and will be effected by the filing of a Certificate of Amendment to the Company's Articles of Incorporation.

         A majority of the votes cast at the Meeting shall be necessary to approve each of the proposals set forth in the Notice of Special Meeting to authorize (1) the Company to enter the business of distributing sports equipment, which action will be effected through (a) the sale of 10,000,000 shares of the Common Stock to Michael J. Blumenfeld at $.20 per share or an aggregate purchase price of $2,000,000, which shares will constitute a controlling interest in the Company, and (b) the sale by Mr. Blumenfeld to the Company, at his cost (estimated to be $400,000), of the assets (including cash advances and the corporate name) of Collegiate Pacific

Inc. f/k/a Nitro Sports Inc.; and (2) the change of the name of the Corporation from DSSI Corporation to Collegiate Pacific Inc. Abstentions and broker non-votes will be counted for the purpose of determining a quorum at the Meeting and will not be counted as a vote for or against the proposal. Simultaneously with the closing of the sale to Mr. Blumenfeld, two current directors of the Company (Jeff Davidowitz and John Pappajohn, their affiliates and designees and a non-affiliated 5% beneficial shareholder (James A. Gordon) will purchase an aggregate of 1,500,000 shares also at $.20 per share or an aggregate purchase price of $300,000. If the sale to Mr. Blumenfeld is consummated, he will have the right to designate a majority of the directors. See "Proposal One: To Enter a New Business -- Sale to Michael J. Blumenfeld." There is no affiliation between Mr. Blumenfeld and his affiliates, on the one hand, and the Company, its management and affiliates of both, on the other hand. As of the Record Date, Mr. Blumenfeld owned 49,100 shares of the Common Stock, all purchased subsequent to his entering into an agreement with the Company. See "Proposal One: To Enter A New Business-Sale to Michael J. Blumenfeld."


         A shareholder shall not have the right to receive payment for his, her or its shares of the Common Stock as a result of shareholder approval of either of the proposals. As indicated under "Securities Ownership of Certain Beneficial Owners and Management," the two directors of the Company, the father of one such director, a former director and a non-affiliated beneficial owner therein named may vote an aggregate of 2,722,820 shares of the Common Stock or 61.2% of the outstanding shares of the Common Stock as of the Record Date (without giving effect to any stock options or Common Stock purchase warrants held by them) and have committed themselves to vote for the two proposals. Assuming that these commitments are kept, the two proposals will be approved even if all of the other shareholders vote against such proposals. Under the Business Corporation Law of the Commonwealth of Pennsylvania (the "BCL"), no shareholders' approval is required as to either proposal. In addition, in the Company's Proxy Statement dated May 23, 1997 (the "Prior Proxy Statement") for the Annual Meeting of the Shareholders held on June 16, 1997, the Board committed itself that "any proposal for entering into new operations will be presented to the shareholders for approval at either an annual or special shareholders' meeting" and that, at the time the Company commences new operations, the "directors will consider a more desirable name relating to the type of business and submit the same to the shareholders for their approval." Section 5.01(g) of the Stock Purchase Agreement with Mr. Blumenfeld (see "Proposal One: To Enter A New Business Sale to Michael J. Blumenfeld") requires shareholder approval. Even though their votes may not change the outcome of the vote, the Board urges all shareholders to vote on the two proposals which are important to the future of the Company and recommends a vote in favor of both proposals for the reasons set forth in this Proxy Statement. Assuming that the two proposals submitted herewith are approved, all future proposals regarding the operations of the Company will be submitted for vote by the shareholders only as required by the BCL or other applicable law.

         The two current directors, the father of one such director and the non-affiliated beneficial owner referred to in the second preceding paragraph have an interest in the two proposals only to the extent that, if Mr. Blumenfeld consummates his purchase of the 10,000,000 shares of the Common Stock, each director and such beneficial owner, or the affiliates or designees thereof, will have the right, at the closing with respect to the sale to Mr. Blumenfeld, to purchase 500,000 shares of the Common Stock at $.20 per share. See "Proposal
One: To Enter A New Business-Sale to Others."

                SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

         The following table sets forth certain information as of the Record Date with respect to (1) all persons who are known to the Company to own beneficially, or exercise voting or dispositive control over, 5% or more of the outstanding shares of the Common Stock, (2) each current and a former director,
(3) the former acting chief executive officer of the Company and the other executive officer of the Company whose compensation exceeded $100,000 during the fiscal year ended June 30, 1997 ("Fiscal 1997") and (4) all directors and officers as a group. Each beneficial owner, except James A. Gordon and William Davidowitz, has advised the Company that he has sole voting and investment power with respect to his shares except as to those shares still subject to exercise of a stock option or a Common Stock purchase warrant as to which there are no voting rights until the option or warrant is exercised. The information in the table as to each of Mr. Gordon and Mr. William Davidowitz was derived from a
Schedule 13D filed by him pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The table also sets forth the shares of the Common Stock to be owned, if (1) Michael J. Blumenfeld acquires the 10,000,000 shares after shareholder approval and (2) certain persons acquire up to 1,500,000 shares at the same closing for which they have subscribed, as if such shares were beneficially owned as of the Record Date. See the sections "Sale to Michael
J. Blumenfeld" and "Sale to Others" under the caption "Proposal One: To Enter A New Business."

                                               Before Transactions                         After Transactions
                                    --------------------------------------        -----------------------------------
                                    Number of Shares                              Number of Shares
Name and Address of                 of Common Stock           Percent of          of Common StockPercent of
Beneficial Owner                    Beneficially Owned        Class (1)           Beneficially Owned        Class (2)
---------------------               ------------------        ------------        ------------------        ---------
James A. Gordon                         785,093                 17.7%                 1,285,093                8.1%
Edgewater Private Equity
Fund L.P.
666 Grand Avenue, Suite 200
De Moines, IA  50309

John Pappajohn (3)                    1,436,408(4)              31.3%                 1,988,224(5)            12.1%
c/o Pappajohn Capital Resources
2116 Financial Center
Des Moines, IA  50309

Jeff Davidowitz (3)                     410,000(5)               9.2%                   610,000(7)             3.8%
c/o JIBS Equities
Line and Grove Streets
P.O. Box 87
Nanticoke, PA  18634

William Davidowitz                      260,000                  5.8%                   360,000(8)             2.3%
c/o JIBS Equities
Line and Grove Streets
P.O. Box 87
Nanticoke, PA  18634


Stephen C. Turner (9)                    26,000(6)              nil                      26,000              nil
c/o Oncor, Inc.
209 Perry Parkway
Gaithersburg, MD  20877
                                             Before Transactions                          After Transactions
                                    --------------------------------------        -----------------------------------
                                    Number of Shares                              Number of Shares
Name and Address of                 of Common Stock           Percent of          of Common StockPercent of
Beneficial Owner                    Beneficially Owned        Class (1)           Beneficially Owned        Class (2)
---------------------               ------------------        ------------        ------------------        ---------

Joseph R. Shaya (10)                    150,000(11)              3.3%                   150,000              nil
1951 Sage Drive
Golden, CO  80401

Patrick J. Brennan (12)                  50,000(13)              1.1%                    50,000              nil
1341 Greenhill Road
Westchester, PA  19380

Michael J. Blumenfeld                    49,100                  nil                 10,049,100(14)         63.0%
Collegiate Pacific, Inc.
13950 Sernlac Drive
Suite 200
Dallas, TX  75234

All Executive Officers and            1,896,408(15)             40.6%                 2,648,224(16)         16.4%
Directors as a Group (3
Persons)


----------------------

(1) The percentages are based upon 4,446,017 shares of the Common Stock being outstanding on the Record Date and, where appropriate, effect is given to the exercise of stock options or Common Stock purchase warrants as required by Rule 13d-3(d)(1)(i) under the Exchange Act.

(2) The percentages are based on 15,946,017 shares of the Common Stock being assumed to be outstanding on the Record Date as set forth in the introduction to this table and, where appropriate, effect is given to the exercise of stock options or Common Stock purchase warrants as required by Rule 13d-3(d)(1)(i). In addition, in Note (5) to the table, effect is given to anti-dilution provisions of the Common Stock purchase warrants as if the 11,250,000 shares had been issued.


(3)      A director of the Company.

(4) The shares reported in the table include an aggregate of 144,681 shares, after giving effect to anti-dilution provisions, issuable upon the exercise of Common Stock purchase warrants expiring February 17, 1998, March 11, 1998 and March 30, 1998 granted to Mr. Pappajohn in connection with a loan guaranty and pledge.


(5) The shares reported in the table include (a) 486,497 shares issuable upon the exercise of the Common Stock purchase warrants reported in Note (4) to this table and (b) 210,000 shares as to which Mr. Pappajohn has subscribed.


(6) The shares reported in the table reflect or include 25,000 shares issuable upon exercise of a stock option expiring August 9, 1999.


(7) The shares reported in the table include, in addition to those reported in Note (6) to this table, 200,000 shares as to which affiliates of Mr. Jeff Davidowitz have subscribed.

(8) The shares reported in the table include 100,000 shares as to which Mr. William Davidowitz has subscribed.


(9) Mr. Turner resigned as a director effective October 17, 1997 for personal reasons.

(10) Mr. Shaya served as a consultant to the Company from June 1, 1994 to June 27, 1997, during which period he served as the Acting President and Chief Executive Officer of the Company.

(11) The shares reported in the table reflect 125,000 shares issuable upon exercise of a stock option expiring August 9, 1999 and 25,000 shares issuable upon the exercise of an option expiring June 16, 2002.

(12) Mr. Brennan is the Vice President, Finance, the Secretary, the Chief Financial Officer and the Chief Accounting Officer of the Company.

(13) The shares reported in the table reflect 25,000 shares issuable upon the exercise of each of two stock options, one expiring August 9, 1999 and the other expiring June 16, 2002.

(14) The shares reported in the table include the 10,000,000 shares which Mr. Blumenfeld has agreed to purchase subject to shareholder approval.


(15) The shares reported in the table reflect those reported for a director elsewhere in the table (see the text relating to Notes (4) and (6)) and for the sole executive officer (see the text relating to Note (13) for Mr. Brennan). The shares reported in the table do not include those for each of Messrs. Turner and Shaya because he was not a director and an executive officer, respectively, on the Record Date.


(16)     The shares reported in the table include those reported in Notes (4),
         (5), (6), (7) and (15) to this table.

                      PROPOSAL ONE: TO ENTER A NEW BUSINESS

Background

         From August 1989 to June 16, 1997, the Company was engaged in the business of developing and marketing tests for cocaine, opiates (heroin, morphine and codeine), methamphetamine, THC (marijuana), barbiturates, PCP (phencyclidine), amphetamines and benzodiazepines using urine samples. As a result of the Company's net losses and negative cash flow from these operations and the Board's recognition that the Company had not been able to become a competitive force in the on-site drug testing industry because it is an emerging market requiring a significant amount of on-going resources, which the Company was unable to raise, while all of the industry competition were substantially better funded than the Company and thus able to invest more money and people in the process of getting products to market, the Company's Board of Directors initiated a search for a suitable strategic partner or a purchaser, which search, after a two-year period, culminated in a purchase and sale agreement dated March 17, 1997 (the "Sales Agreement") with Casco Standards, Inc. ("Casco"), a Wisconsin corporation with its principal offices at 500 Riverside Industrial Parkway, Portland, ME 04103-1418. Casco is a subsidiary of Erie Scientific, which is a subsidiary of Sybron International Corporation, a publicly traded company (NYSE: SYB). On June 16, 1997, after receiving shareholder approval at the Annual Meeting of Shareholders held on the same day, the Company sold the business and substantially all of its assets (other than cash and accounts receivable) to Casco for $1,950,000. In addition, the Company agreed to furnish to Casco a six-month supply of products for which Casco agreed to pay the Company's standard charges. Pursuant to the Sales Agreement, the Company paid $600,000 to AccuScreen Labs, Inc. ("AccuScreen") to terminate the Company's exclusive license and distributorship agreement with AccuScreen, which agreement Casco did not want to assume and for which termination Casco had increased the purchase price from $1,600,000 to $1,950,000.


         As a result of the sale to Casco, the Company became a shell corporation and, after the payment to AccuScreen, the payment of closing costs and the payment of some of the then existing liabilities, became a publicly held company with $305,559 in liabilities, a cash reserve of $801,979, subject to collection of accounts receivable (which, as indicated above, were not part of the assets sold to Casco and which were $4,411 (net a reserve of $50,000) as of September 30, 1997), the collection of the holdback of $160,000 as part of the Casco purchase and the incurrence of expenses relating to a company registered under Section12(g) of the Exchange Act, including completion of the audit for Fiscal 1997. From July 1, 1997 to September 30, 1997, the Company had collected $51,629 of the accounts receivable with $1,414 still to be collected. After the sale, the Board of Directors initiated a search for strategic opportunities so that the Company could enter a new business not related to drug testing. As previously reported in the Prior Proxy Statement, the directors were of the opinion that the shareholders would have a better opportunity to realize more though the Company entering a new business than by liquidating the Company (estimated then that the shareholders would receive $.23 per share on liquidation). The principal action which the directors took to ascertain the availability of possible new businesses, in addition to speaking to persons in the investment banking industry with whom they were previously familiar, was to place an advertisement in The Wall Street Journal, to which they received 1ten0 inquiries of interest. Four of the inquirers requested written information relating to the Company and they were mailed copies of the Company's'Annual Report on Form 10-KSB for the fiscal year ended June 30, 1996, subsequent quarterly reports and the proxy statement relating to the asset sale to Casco. Three responded to such information by sending copies of their business plans to the Company, which were reviewed by the staff of John Pappajohn, a director of the Company who is engaged in venture capital and related investment activities. The examiner reviewed these business plans from the point of view of management experience, financial capability and the likelihood of the proposed business producing revenues and profits at an early date. The Board rejected two of these three submissions because they were likely to propose a highly leveraged offer and to give a lesser percentage of ownership to existing shareholders than the offer which was ultimately accepted and the business plans did not offer, in the reviewer's opinions, a reasonable expectation as to profitability within an acceptable (i.e., short-term) time frame, a criteria the Board deemed important in view of the past history of the Company. The remaining parties who had responded to the advertisement were interviewed by telephone and, because none requested additional data relating to the Company, furnished a business plan for the Company to review or made an offer to be considered, they were eliminated from consideration. Among those responding to the advertisement and who was active in making available information as to his business plans and who was the only one to make a specific offer to the Company was Michael J. Blumenfeld (see the succeeding section "Sale to Michael J. Blumenfeld").


         The Company's directors readily recognized that each of the prospective inquirers was only interested in the Company because it was a public company with no operations, with no indebtedness and its principal asset being cash. While this interest seemed the basis for placing some value on the public nature of the Company, the directors did not do so as a result of the fact that several of the prospective acquirers, even those dating back to the time of the Casco offer and subsequent sale, indicated that they had no interest in the Company because its Common Stock was neither a listed nor a Nasdaq SmallCap security. Because the Company was barred by its agreement with Casco from re-entering its former business of drug testing, the Company's tax loss carryforwards were not deemed significant to attract a potential acquirer. Accordingly, the Board decided to focus on what person or entity would seem to offer the best opportunity to obtain profitability at the earliest date and to make his, her or its own investment in the business. As indicated below, the Blumenfeld offer seemed to the directors to meet best such criteria.

         After the sale to Casco, Patrick J. Brennan, Vice President, Chief Financial Officer and Secretary of the Company, and John G. Connolly were employed full time until the audit for Fiscal 1997 was completed. All other employees were terminated. Mr. Brennan has continued to serve the Company on a part-time basis, with responsibility for all necessary filings under the federal securities laws and federal, state and local tax laws. The monthly costs for these services are approximately $3,500, which outlay is largely offset by interest income from the sale proceeds. In addition, the Company continues to incur stock transfer agent fees and expenses and has continued its directors' and officers' liability insurance, all other insurance coverages being terminated as a result of the sale of assets to Casco.

Sale to Michael J. Blumenfeld

         As a result of its search, the Board received an offer from Michael J. Blumenfeld to purchase 10,000,000 shares of the Common Stock at $.20 per share or an aggregate purchase price of $2,000,000. Mr. Blumenfeld was the founder, chief executive officer (serving as such for 25 years) and largest individual shareholder of Sport Supply Group, Inc. ("Sport Supply") (NYSE: GYM) until December 1996, at which time control of Support Supply was sold to

Emerson Radio Corp. ("Emerson") (ASE: MSN). Sport Supply is recognized as the nation's largest supplier of sports equipment to the institutional markets. Subsequently, Mr. Blumenfeld incorporated a corporation named Collegiate Pacific Inc. ("CPI"), a Delaware corporation in which he owns 100% of the stock, engaged a staff, prepared sales brochures and entered the business of distributing sports equipment to the institutional markets. He has advised the Company that he has no non-compete arrangements with either Sport Supply or Emerson, so that there are no restrictions on him operating CPI or, after consummation of the proposed sale by the Company to him of the controlling shares, for the Company to enter the same business.

         After the initial response from Mr. Blumenfeld to the Company's advertisement in The Wall Street Journal, Jeff Davidowitz and John Pappajohn, both directors, met with Mr. Blumenfeld to review the proposed business plan for his sport supply distribution business which was not as yet operational so as to seek customers and to negotiate the terms of the acquisition. This meeting in person was followed by a series of telephone conversations exploring the subject further. When the discussions began, between the Company and Mr. Blumenfeld, the bid and asked prices of the Common Stock were fluctuating between $.10 and $.15 per share. During the discussions the parties agreed that the purchase price should be the then fair market value of the Common Stock and, accordingly, should approximate the then market price of the Common Stock. See the discussion at the end of this section "Sale to Michael J. Blumenfeld." Mr. Blumenfeld gave these two directors a number of references in investment banking, banking and other businesses, all of which names were recognizable. The two directors then checked these references, all of which were highly favorable as to Mr. Blumenfeld's business record and business ethics. Mr. Davidowitz then made a two-day trip to Dallas in August 1997 where he met with the key members of the CPI management team, was shown the then preliminary operations at the temporary office facility of CPI and visited the current CPI facility which was then being renovated. Both he and Mr. Pappajohn, as well as the latter's staff, reviewed the initial sales catalog then being prepared by CPI.


         After completing its "due diligence" as described in the preceding two paragraphs, the Board of Directors approved the sale on August 12, 1997 and the Company entered into a Stock Purchase Agreement dated as of August 18, 1997 (the "Stock Purchase Agreement" ) with Mr. Blumenfeld. A copy of the Stock Purchase Agreement is annexed to this Proxy Statement as Appendix A and is incorporated herein by this reference. The directors unanimously concluded that, in view of Mr. Blumenfeld's over 25 years of experience as an executive officer of Sports Supply, a listed company, the strong endorsements he had received from persons in the banking, investment banking and other businesses and the revenues and profitability which Sport Supply had achieved in the sport supply industry, combined with the capital infusion he would make, this was the type of strategic opportunity for a new business for the Company for which they had been searching. The directors recognized that CPI represented only a start-up operation with no guaranty of success, but concluded that Mr. Blumenfeld's track record at Sport Supply (during his 25 years as Chief Executive Officer at Sport Supply, such company completed 75 acquisitions, grew to a company with no customers to one with 120,000 customers offering over 7,000 products and had 25 years of uninterupted revenue growth, with an operating loss in only one year), his experience at the head of a listed company and his willingness to infuse $2,000,000 of his own money into the Company made such a risk worth taking and different from the other expressions of interest in the Company had received. Two of the directors (Messrs. Davidowitz and Pappajohn) concluded that they, together with their affiliates and designees, would show their support of Mr.

Blumenfeld's proposed operations by agreeing to invest (together with an unaffiliated major shareholder) $300,000. See the section "Sale to Others" under this caption "Proposal One: To Enter A New Business." In making their decision to accept Mr. Blumenfeld's offer, the directors considered that the business was substantially different from the drug testing business the Company had sold to Casco, so that there would be no violation of the non-competition clause under the Sales Agreement with Casco. The directors also noted that none of the other inquiries of interest had actively pursued the issue as did Mr. Blumenfeld or offered the same type of qualifications as described above in this paragraph. In addition, the directors, although satisfied with the Blumenfeld offer, asked themselves as a matter of reassurance whether it would be appropriate to reject the same and institute a new search at a later date for other opportunities. However, the directors concluded, in view of the old adage that "a bird in the hand is worth two in the bush," that there could be no real assurance that a better offer would be made by another party in the future and, in the interim, if Mr. Blumenfeld succeeded in this start-up business, as to which there can be no assurance, the Minority Shareholders could benefit from this effort. See "Recommendation for Approval of Both Proposals for an explanation as to why such success, if attained, as to which there can be no assurance, may be beneficial to the Minority Stockholders.


         The Stock Purchase Agreement provides that, if the sale to Mr. Blumenfeld is consummated, the Board of Directors shall consist of one designee of the existing Board (which designee is expected to be Jeff Davidowitz) and at least two designees of Mr. Blumenfeld. Information with respect to his three proposed nominees is given under "Proposed Nominees for Directorships." The Stock Purchase Agreement also provides that Mr. Brennan's services on behalf of the Company will be phased out during the 30-day period following the closing of the stock transaction. One of the other conditions to closing is that shareholder approval be obtained.

         As indicated under "Recommendation for Approval of Both Proposals," the Minority Stockholders were already in a minority to vote with respect to the election of directors and the other matters to be submitted to a shareholder vote so that the sale of a controlling interest to Mr. Blumenfeld would have no significant effect on their voting rights. As also indicated therein and later in this section the contemplated sale will have no effect on the payment of dividends because of the historical losses and the intention to use the Company's cash to fund the acquisition of inventory and otherwise to grow the business. Management is not aware of any other potential disadvantage to the Minority Stockholders. In addition, by selling a controlling interest to Mr. Blumenfeld, the Company will become committed to succeed in the sport supply business, as to which there can be no assurance. However, the Board did not consider this to be a disadvantage to the Minority Stockholders in that such risk would be possible no matter which new business the Company entered and the directors' review seemed to support the view that there was a reasonable chance to succeed in the sport supply business.

         As of the Record Date, there were 4,446,017 shares of the Common Stock outstanding and there were reserved an aggregate of 916,029 shares of the Common Stock consisting of (1) an aggregate of 345,000 shares reserved for issuance upon the exercise of stock options (the "Options") granted under the Company's
1994 Stock Option Plan (the "Option Plan"), (2) an aggregate of 155,000 shares reserved for issuance upon the exercise of the Options to be granted under the Option Plan and (3) an aggregate of 416,029 shares reserved for issuance upon the exercise of outstanding Common Stock purchase warrants (the "Warrants"). If the 10,000,000 shares are sold to Mr. Blumenfeld and the 1,500,000 shares are sold to the other prospective purchasers (see the section "Sales to Others" under this caption "Proposal One: To Enter A New Business"), Mr. Blumenfeld will own 63.0% of the outstanding shares assuming that no Options and Warrants are exercised and 59.3% assuming that the outstanding Options and Warrants are exercised. The Stock Purchase Agreement provides that the Board of Directors will reserve an additional 400,000 shares of the Common Stock for issuance to members of the Board of Directors designated by Mr. Blumenfeld at a price not less than the fair market value of such shares.


         The proposed purchase price represented approximately the market price of the Common Stock at the time Mr. Blumenfeld's offer was made and accepted by the Board of Directors on August 12, 1997. Even if the purchase price had represented a discount to then market price, the Board believed that the shares to be purchased by Mr. Blumenfeld, as "restricted securities" (as such term is defined in Rule 144(a)(3) under the Securities Act), thereby restricting their resaleability, would have been entitled to a discount from the then market price as is common in private transactions pursuant to Section 4(2) of the Securities Act. The following were the high and low bid prices of the Common Stock as reported in the OTC Bulletin Board by the National Association of Securities Dealers, Inc. on the dates indicated:


                                     Bid Prices(1)
                            -----------------------------
Date                        High                      Low
----                        ----                      ---

8/7/97                     $0.25                     $0.25
8/8/97                      0.203                     0.203
8/11/97                     0.25                      0.203
8/12/97                     0.203                     0.203
8/13/97                     0.250                     0.203
8/14/97                     0.250                     0.203
8/15/97                     0.328                     0.250
8/18/97(2)                  0.563                     0.281

-------------------

(1) The foregoing quotations reflect inter-dealer prices, without mark-up, mark-down or commissions, and may not represent actual transactions.

(2)   The date of the Stock Purchase Agreement.

Sale to Others

         At the closing for the sale to Mr. Blumenfeld, the Company will sell an aggregate of 1,500,000 shares of the Common Stock to persons other than Mr. Blumenfeld, also at $.20 per share or an aggregate purchase price of $300,000. The prospective purchasers are:

         1. John Pappajohn, a director of the Company and his designees, as to 500,000 shares. As of the Record Date, Mr. Pappajohn was the beneficial owner of 1,436,408 shares of the Common Stock, which amount includes 144,681 shares issuable upon the exercise of Warrants and constitutes 31.3% of the outstanding shares (29.1% of the voting shares at this Meeting).

         2. Jeff Davidowitz, a director of the Company, William Davidowitz, his father, and their designees, as to 500,000 shares. As of the Record Date, Jeff Davidowitz was the beneficial owner of 410,000 shares of the Common Stock, which amount includes 25,000 shares issuable upon the exercise of an Option and constitutes 9.2% of the outstanding shares (8.7% of the voting shares at this Meeting), and William Davidowitz was the beneficial owner of 260,000 shares of the Common Stock or 5.8% of the outstanding shares.

         3. James A. Gordon, a beneficial owner of 5% or more of the outstanding shares of the Common Stock as of the Record Date, and his designees as to 500,000 shares. As of the Record Date, Mr. Gordon through Edgewater Private Equity Fund L.P., owned 785,093 shares of the Common Stock or 17.7% of the outstanding shares.

         Accordingly, the prospective purchasers include the persons who own sufficient shares of the Common Stock to approve the two proposals at this Meeting no matter how the other shareholders vote with respect thereto and also constitute two of the three current directors who approved the transaction. Only Stephen C. Turner, who resigned as a director effective October 17, 1997, is not participating in the purchase.

         As a result of these prospective purchases of an aggregate of 1,500,000 shares of the Common Stock, Messrs. Pappajohn, Davidowitz and Mr. Gordon and their affiliates and designees will own beneficially (a) 4,221,820 shares or 26.5% of the outstanding shares without giving effect to their outstanding Options and Warrants and (b) 4,391,501 shares or 27.5% of the outstanding shares when such effect is given.

         The result of the sales to Mr. Blumenfeld and the persons named in this section is to further dilute the stock ownership of persons other than the current directors and their affiliates (the "Minority Shareholders") as indicated in the following table which does not give effect to the outstanding Options and Warrants:


                                    Minority
                                  Shareholders'

Date         Outstanding Shares          Number of Shares         Percentages
----         ------------------          ----------------         -----------

Before sale       4,446,017                  1,723,197                38.8%
After sales      15,946,017                  1,723,197                10.8%

         Because of the above-contemplated purchases of shares of the Common Stock, the directors considered whether to require that a majority of the shares of the Minority Shareholders vote affirmatively, but concluded that such an action was not required under Pennsylvania law and, accordingly, the possible benefits of seeking such a vote did not justify the expenditure of engaging a proxy solicitor to obtain the same.

Purchase of Collegiate Pacific, Inc.


         If the sale of 10,000,000 shares of the Common Stock to Mr. Blumenfeld is consummated, he will sell to the Company, at his cost (currently estimated to approximate $400,000), the assets (including cash advances and the corporate name) of Collegiate Pacific, Inc. ("CPI") f/k/a Nitro Sports, Inc., a Delaware corporation. The property to be acquired by the Company from CPI, based on CPI's most recent balance sheet (i.e., as of September 26, 1997, which is included in Appendix C to this Proxy Statement) used in the preparation of the pro forma balance sheet included in this Proxy Statement under the caption "Unaudited Pro Forma Balance Sheet," will be primarily inventory (72% of the purchase) which will be used in the Company's business. Capital equipment accounts for an additional 17% and the remaining 11% consists of trademarks, deposits, organizational costs and other immaterial assets. All of these percentages may, of course, vary at the date of the actual closing. Because all of the assets of CPI were purchased during recent months, the Company believes that the costs incurred therefor represent fair consideration for the assets. The Company will not also assume any of the liabilities of CPI except for unpaid invoices for inventory. CPI currently occupies 30,000 square feet of warehouse and office space located at 13950 Semlac Drive, Suite 200, Dallas, Texas 75234. CPI's telephone number is (972) 243-8100. CPI's management believes that these facilities will be adequate for the foreseeable future. CPI employs five persons and intends to increase this employment to approximately eight persons when and if business conditions justify, as to which there can be no assurance. CPI, of which Mr. Blumenfeld owns 100% of the outstanding shares of stock, was incorporated on April 14, 1997 under the laws of the State of Delaware.


         CPI intends to engage in the mail order marketing of sports equipment primarily to institutional locations throughout the United States. These accounts will include country clubs, schools, YMCAs and YWCAs (or similar organizations), municipal recreation departments and other governmental agencies. CPI has created a master mailing list of some 200,000 potential customers and intends to distribute approximately 500,000 catalogs and fliers to this audience during 1998. CPI also intends to utilize other forms of solicitations such as trade shows, telemarketing, road salesmen and broadcast fax programs. While CPI management believes that the vast majority of products to be distributed by CPI will be purchased in finished form, a small percentage of the items may require fabrication to complete. CPI anticipates capital expenditures of no more than $50,000 to purchase welding machines and an assortment of tools and thereby set up its fabrication process. The raw material used in the proposed fabrication process are in the form of shipping supplies, nuts and bolts and other commercially available components. CPI believes that there are multiple suppliers nationwide for these products. For information as to contemplated products, see the section "Change of Business" under this caption "Proposal One:
To Enter A New Business."


         Between April and October 1997, CPI did market research as to potential products to offer and prepared a limited product sales catalog based on such research. CPI first commenced test marketing product catalogs in early October 1997 and has received approximately 300 orders which it has filled, thereby deriving its first revenues of $60,000. For seasonal reasons (i.e., the Christmas holiday), CPI's management did not anticipate additional orders until January 1998. CPI management intends to design a master catalog which will be mailed throughout 1998 and which will offer some 300 products. CPI has installed several incoming toll free phone and fax lines to support the anticipated level of revenues and has purchased, installed and tested a multistation computer system which will maintain inventory and financial record keeping and controls. CPI has purchased and has in current inventory a substantial percentage of the products it intends to offer and sell during 1998. CPI has expended approximately $160,770 through September 26, 1997 related to market research, inventory acquisition, marketing brochures and engaging personnel. CPI has fully expensed all items necessary to operate its business and anticipates no additional costs to generate additional revenues except the purchase of additional inventory to fill specific product orders. CPI believes that it can process an estimated $400,000 per month in orders with only a minimal increase in overhead and personnel. There can be no assurance that CPI will attain such level of orders; however, as indicated in the next paragraph, CPI's management believes that the Company will be able to meet its financial requirements for the next 12 months. See Appendices B and C for the financial statements of CPI and "Financial Statements-Collegiate Pacific, Inc." for an index thereto.

         If the proposal for a change in business is approved at the meeting and the sale to Mr. Blumenfeld subsequently consummated, the products will be distributed by the Company and not by CPI. CPI's management believes that, with the investment by Mr. Blumenfeld of $2,000,000 ($2,300,000 if the sale to others is consummated as well, see the section "Sale to Others" under this caption "Proposal One: To Enter A New Business"), the Company will be able to satisfy its cash requirements and will not require additional financing during the 12 months following the closing.

         There can be no assurance that CPI and, after the sale, the Company will be able to achieve the anticipated goals set forth in the preceding four paragraphs.

         Mr. Blumenfeld currently serves as the President and Chief Executive Officer of CPI and will serve in such capacities with the Company after his purchase of the controlling shares. Certain information with respect to current executive officers of CPI who will hold similar officerships in the Company after the sale is as follows:

         Arthur Coerver, age 55, is the Chief Operating Officer of CPI. From 1981 until 1997, Mr. Coerver was Vice President, Sales and Marketing, of Sports Supply. Mr. Coerver graduated from the University of Texas at Austin in 1965 with a BS in Mechanical Engineering.

         Chad Edlein, age 26, is the Vice President of Corporate Development of CPI. From 1994 until 1997, Mr. Edlein was Marketing Manager at Sports Supply. Mr. Edlein graduated from the University of North Texas in 1994.

         Under the Stock Purchase Agreement, Mr. Blumenfeld is to submit an itemized statement of his costs to the Board promptly after the closing at which he purchases the 10,000,000 shares of the Common Stock. The Board is obligated to meet within five business days of the receipt of such statement and the Company is obligated to make such purchase within three business days after the Board approves the purchase price (including any resolutions as to items in dispute). Based upon its current information, the Company believes that the purchase of the assets of CPI will be treated as a purchase for accounting purposes and that there will be no federal income tax consequences to the Company or its shareholders as a result thereof.

Change of Business

         If the first proposal set forth in the Notice of Special Meeting is approved and, subsequently, the sale of the controlling stock interest in the Company is purchased by Mr. Blumenfeld, the Company will enter the business of distributing sports equipment, including inflatable balls, nets for all sports, standards and goals for sports requiring such, weight lifting equipment and recreational products such as frisbees and horseshoes, to the institutional markets. For additional information as to the contemplated operations of the Company, see the section "Sale to Michael J. Blumenfeld" under this caption "Proposal One: To Enter A New Business." Mr. Blumenfeld has been engaged in the sports equipment business for over 25 years. During his 25 years as a Chief Executive Officer of Sports Supply or its predecessors, such company completed 75 acquisitions and grew to have over 100,000 customers and to offer nearly 5,000 products. If the proposal is approved and the sale of stock is consummated, Mr. Blumenfeld intends to pursue a policy of strategic acquisitions, new licensing programs and corporate joint ventures in an attempt to grow the Company's business. He anticipates that the Company will be initially offering 300 products by 1998. There can be no assurance that these acquisitions, licenses or joint ventures will be effectuated or obtained or as to the number of products to be offered by the Company. Furthermore, there can be no assurance that the sports equipment business or any other business hereafter entered into by the Company will be profitable or successful.

         Except for compliance with Section 14(a) of the Exchange Act and Regulation 14A promulgated thereunder relating to this Proxy Statement and the accompanying proxy, there are no federal or state regulatory requirements as to which the Company must comply or any approvals obtained in order for the Company to enter into the business of distributing sports equipment. Whenever the Company will hereafter elect to commence fabricating manufacturing sports equipment, compliance with certain federal and state regulatory requirements may become applicable to the Company.

                     PROPOSAL TWO: CHANGE OF CORPORATE NAME

         The Stock Purchase Agreement requires the Company to change its name from DSSI Corporation to Collegiate Pacific, Inc. As indicated in the Prior Proxy Statement, the name DSSI Corporation was adopted only temporarily, because the name Drug Screening Systems, Inc. was sold to Casco, until a more desirable name relating to the new business could be adopted. Although the BCL does not require shareholder approval of a change in corporate name, the Board had agreed in the Prior Proxy Statement to seek such approval.


                  RECOMMENDATION FOR APPROVAL OF BOTH PROPOSALS

         The Board of Directors unanimously recommends that shareholders approve the proposals to enter the business of distributing sports equipment (including the sale of a controlling interest) and to change the corporate name to Collegiate Pacific Inc. because they believe that this new business, under the leadership of Mr. Blumenfeld, will afford the Minority

Shareholders an opportunity to recoup potentially their investment in the Company and for the Company to realize future profits, as to neither of which results there can be any assurance. The Board also believes that the Minority Shareholders will realize a greater return on their investment more than if the Company were liquidated rather than consummating the transaction with Mr. Blumenfeld. As of September 30, 1997, the book value of the Company was $721,933 or $.16 per share and the liquidation value (after paying all liquidating expenses) was estimated by management to be $.14 per share. While the Board does not make any recommendation as to whether a Minority Shareholder should hold or sell his, her or its shares of the Common Stock, it notes that, based on the high and low sales prices of $1.19 and $1.08, respectively, on NovemberDecember 2, 1997, a Minority Shareholder would realize more by a sale than the estimated liquidation value; however, there can be no assurance as to what the market price of the Common Stock will be when a Minority Shareholder chooses to sell. Reference is made to the lower market prices at the time the Stock Purchase Agreement was negotiated as set forth under "Proposal One: To Enter A New Business-Sale to Michael J. Blumenfeld."


         The Board is also of the opinion that, after the transactions are consummated, so that the Company again has operations and if these new operations result in profitability, there should be greater interest in the Common Stock, thereby not only helping to increase its market value but hopefully also increase its liquidity. However, there can be no assurance that
(1) the Company will achieve profitability, either as to when or if at all; (2) there will continue to be a rise in the market price of the Common Stock; or (3) there will be an improvement in the liquidity of the Common Stock.

         The book value of the Common Stock assuming the occurrence of all of the transactions described in this Proxy Statement to be taken after shareholder approval is $0.19 per share and the liquidation value would be approximately the same amount (unrounded, the numbers would be $0.192 and $0.186, respectively). Although directors reviewed these values prior to reaching their decision, their primary focus was on the potential future earnings of the new entity as a means of enhancing the market value of the Common Stock rather than on the book value of the shares immediately after consummation of the sale to Mr. Blumenfeld and the subsequent purchase of CPI's assets. In addition, although the directors did not believe that the future earnings were quantifiable, they concluded that Mr. Blumenfeld's past results in the intended market gave a good indication of the potential for growth. There can be, of course, no assurance that the Company will operate at a profit or achieve any significant amount of revenues or that these results, if achieved, will result in a higher market value for the Common Stock.

         Although, as indicated under the section "Sales to Others" under the caption "Proposal One: To Enter A New Business," the percentage of ownership of the shareholders who are not affiliated with the current directors and James A. Gordan (i.e., the Minority Shareholders) would be reduced, the Board does not consider this to be a material reason for the Minority Shareholders to vote against either proposal. Because of its history of continuing losses when the Company was engaged in the drug testing business, no dividends were ever paid nor was there a likely chance of such dividends because of the continuing cash requirements of the Company. Although the directors believe that, as a result of the Company's entry into the sports equipment business, the Company will achieve profitability at an earlier date that the Company would have (if at all) in the drug testing business, thereby permitting legally the payment of dividends, Mr. Blumenfeld has advised the directors that any earnings will be used to develop the business and, accordingly, no dividends are currently contemplated even if the Company achieves his expectations. In addition, the prior percentage ownership did not permit the Minority Shareholders to effect the vote on the election of directors or on any other matters so long as the directors and the 5% beneficial owner voted together. Accordingly, the further reduction in their percentage ownership caused by the transactions contemplated by this Proxy Statement will not deprive the Minority Stockholders of a voting right which they currently have. There will be no other changes in the rights of the Minority Shareholders.

                       PROPOSED NOMINEES FOR DIRECTORSHIPS


         If the first proposal set forth in the Notice of Special Meeting is approved and Mr. Blumenfeld subsequently purchases the controlling stock interest in the Company, he intends to designate to the current Board the three persons hereinafter named for election as directors of the Company and, pursuant to the Stock Purchase Agreement, the Board will elect them as permitted by the BCL and the Company's By-Laws. In addition, one current director (currently expected to be John Pappajohn) will resign and one current director (expected to be Jeff Davidowitz) will continue to serve.

         Certain information with respect to Mr. Blumenfeld's designees for election as directors is as follows:

         Michael J. Blumenfeld, age 51, will serve as the President and Chief Executive Officer of the Company, currently serving in such capacities for CPI. From 1992 until November 1996, he was the Chairman of the Board and Chief Executive Officer of Sports Supply, from which public company he resigned in November 1996.

         Robert W. Philip, age 62 was an Executive in Residence and Lecturer in the Department of Accounting of the College of Business Administration at the University of North Texas in Denton, Texas from September 1989 until May 1994. Prior to that time, Mr. Philip served as an audit partner with Arthur Andersen, S.C. for approximately 18 years. Mr. Philip is also a director of Medical Control, Inc. (Nasdaq: MDCL), a health care cost management company. Mr. Philip is currently retired from the University of North Texas and Arthur Andersen, S.C.

         William A. Watkins, Jr., age 55, has been a partner of Watkins, Watkins and Keenan, a certified public accounting firm, since December 1971. He also serves as a director of Aurora Electronics, Inc. (AMEX: AUR), a provider of specialized distribution and materials support services to the electronics industry.

         There are no family relationships between any of the foregoing designees and the current directors or between the foregoing designees and the officers named under "Proposal One: To Enter A New Business-Purchase of Collegiate Pacific, Inc."

                              FINANCIAL STATEMENTS


DSSI Corporation
----------------


         The following audited financial statements appear in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 1997 (the "Annual Report"), a copy of which Annual Report accompanies the Proxy Statement, and are incorporated herein by this reference.

                                                                                                 Page in
                  Item                                                                           Form 10-KSB
                  ----                                                                           -----------

         Independent Auditors' Report............................................................    10
         Balance Sheets as of June 30, 1997 and 1996.............................................    11
         Statements of Operations for the years ended June 30,
            1997 and 1996........................................................................    12
         Statements of Changes in Stockholders' Equity for the years ended
            June 30, 1997 and 1996...............................................................    13
         Statements of Cash Flows for the years ended June 30, 1997 and 1996.....................    14
         Notes to Financial Statements...........................................................    15

         The following Items in the Annual Report are also incorporated herein by this reference: 1 (Description of Business), 2 (Description of Property), 3 (Legal Proceedings), 4 (Market for Common Equity and Related Stockholder Matters), 6 (Management's Discussion and Analysis or Plan of Operations) and 8 (Changes in and Disagreements with Accountants on Accounting and Financial Disclosures).

         The following unaudited financial statements appear in the Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1997 (the "Quarterly Report"), a copy of which Quarterly Report accompanies the Proxy Statement, and are incorporated herein by this reference.



                                                                                            Page in
              Item                                                                           Form 10-QSB
              ----                                                                           -----------
         Balance Sheets as of September 30 and June 30, 1997..................................... 4

                                                                                             Page in
              Item                                                                           Form 10-KSB
              ----                                                                           -----------

         Statements of Operations and Accumulated Deficit for the
            three months ended September 30, 1997 and 1996....................................... 5
         Statements of Cash Flows for the three months ended
            September 30, 1997 and 1996.......................................................... 6
         Notes to Financial Statements........................................................... 7

         Periodic reports and proxy material relating to the Company can be inspected and copies made at the public reference facilities of the Commission at Room 104, 450 Fifth Street, N.W.,

Washington, D.C. 20549, as well as the following regional offices of the
Commission: 7 World Trade Center, Suite 1300, New York, New York, 10048 and Northwestern Atrium Center, 500West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. A copy of the Company's periodic reports and proxy statements can also be obtained at prescribed rates from the Public Reference Section of the Commission at its principal office at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission maintains a Web Site that contains reports, proxy and information statements and information regarding registrants like the Company that file electronically with the Commission at the following Web site address: http://www/sec.gov. A copy can also be obtained from the Company by writing Mr. Brennan at the address shown in the introductory heading to this Proxy Statement or by calling him at (610) 696-3479.


Collegiate Pacific, Inc.
------------------------

         The following audited financial statements for CPI for the period from inception to August 22, 1997 are annexed as Appendix B and are incorporated herein by this reference. CPI has advised the Company that its fiscal year ends December 31 and that, if the transactions contemplated by this Proxy Statement are consummated, the Company's fiscal year will be changed from June 30 to December 31.

                                                                                               Page in
                Item                                                                           Appendix B

         Independent Auditor's Report............................................................  B-1
         Balance Sheets as of August 22, 1997....................................................  B-2
         Statement of Income (Loss) from Inception
             to August 22, 1997..................................................................  B-3
                                                                                               Page in
                Item                                                                           Appendix B

         Statement of Stockholder's Equity from Inception
             to August 22, 1997..................................................................  B-4
         Statement of Cash Flows from Inception
             to August 22, 1997..................................................................  B-5
         Notes to Financial Statements...........................................................  B-6

         The following unaudited financial statements for CPI for the period from inception to September 26, 1997 are annexed as Appendix C and are incorporated herein by this reference.

                                                                                                   Page in
                Item                                                                               Appendix C

         Unaudited Balance Sheet as of September 26, 1997........................................     C-1
         Unaudited Statement of Income (Loss) from Inception
             to September 26, 1997...............................................................     C-2
         Unaudited Statement of Stockholder's Equity from Inception
             to September 26, 1997...............................................................     C-3
         Unaudited Statement of Cash Flows from Inception
             to September 26, 1997...............................................................     C-4
         Notes to Financial Statements...........................................................     C-5

                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS

         The following Unaudited Pro Forma Balance Sheet and Unaudited Statement of Income (Loss) of the Company have been prepared as if CPI acquired the Company, except no good will or other tangible assets are recorded in the former financial statement.

         The Unaudited Pro Forma Balance Sheet gives effect as of September 30, 1997 to the sale of the shares to Michael J. Blumenfeld and others as if the sale had occurred as of July 1, 1997. enfeld and others as if the sale had occurred as of The Unaudited Pro Forma Balance Sheet and the Unaudited Statement of Income (Loss) should be read in conjunction with the historical financial statements of the Company and CPI, including the notes thereto. Each of the unaudited pro forma financial statements does not purport to represent what the Company's or CPI's actual financial position or performance would have been if the sale of shares in fact occurred on such date or to project the Company's or CPI's financial position or performance at any future date. The Unaudited Pro Forma Balance Sheet does not give effect to any transactions other than the payment of the note to the former sole owner of CPI as described in footnote (2) and the sale of an aggregate of 11,250,000 shares of the Common Stock for an aggregate purchase price of $2,300,000 less expenses, which is, in substance, the equivalent to CPI issuing stock for the net monetary assets of the Company and the recapitalization of CPI to remove the retained deficit of the Company.

         No pro forma income statement is included for the fiscal year ended June 30, 1997 because CPI is a start-up operation, having realized no revenues and incurring only expenses during that period. A Pro Forma Income Statement is presented for the three-month period ended September 30, 1997 which gives effect to the issuance of the 11,500,000 shares as of July 1, 1997. Because there are no inter-company transactions, no pro forma adjustments are required.


                            COLLEGIATE PACIFIC, INC.

                        UNAUDITED PRO FORMA BALANCE SHEET

                            As of September 30, 1997

                                                             CPI              DSSI       Pro Forma      Pro Forma
                                                        Historical        Historical     Adjustments    As Adjusted
                                                        ----------        ----------     -----------    -----------
Assets
Current Assets:
   Cash                                                             $ 449,282606,203     $2,225,000 (1)  $2,466,134
                                                                                           (814,351)(2)
    Accounts receivable, not of allowance of $50,000 at
    September 30, 1997                                       2,044         160,411                -         162,455
    Inventory                                              391,859               -                -         391,859
    Prepaid expenses and other                               6,429          19,912                -          26,341
                                                         ---------      ----------       ----------      ----------
Total Current Assets                                       849,614         786,526        1,410,649       3,046,789

Equipment and improvements, net                             84,076           1,380                -          85,456



                                                         CPI              DSSI           Pro Forma      Pro Forma
                                                        Historical        Historical     Adjustments    As Adjusted
                                                        ----------        ----------     -----------    -----------
Other Assets:
    Deposits                                                            19,750 150                -          19,900
    Patents or Trademark                                    43,950               -                -          43,950
                                                          --------        --------        ---------       ---------
Total Assets                                              $997,390        $786,056       $1,410,649      $3,196,095
                                                          ========        ========       ==========      ==========
Liabilities and Stockholders' Equity
    Current Liabilities:
      Current maturities of long-term debt and
       capital leases                                            -      $   10,388                          $10,388
    Note Payable - shareholder                           $ 999,950               -        $(999,950)(2)           -
      Accounts payable and accrued expenses                182,039          55,735                -         237,774
                                                          --------        --------        ---------       ---------
         Total Current Liabilities                       1,181,989          66,123         (999,950)        248,162

    Long Term Debt                                               -                                -               -
Stockholders' Equity
    Class "A" preferred stock, $0.01 par value; 2,000
      Shares authorized; none issued                             -               -                -               -
    Common stock, $0.01 par value; 20,000,000
      shares authorized: 4,446,017 shares at September
      30, 1997 issued and outstanding                                     1044,460          115,000 (1)      159,460
                                                                                                (10)(3)
    Additional paid-in-capital                                 990      15,118,555          185,599 (2)    2,974,072
                                                                                          2,110,000 (1)
                                                                                        (14,441,072)(3)
    Accumulated deficit                                   (185,599)    (14,441,082)      14,441,082 (3)     (185,599)

                                                          --------        --------        ---------       ---------
       Total Stockholders' Equity                         (184,599)        721,933        2,410,599        2,947,933
                                                          --------        --------        ---------       ---------

Total Liabilities and Stockholders' Equity              $  997,390       $ 788,056       $1,410,649      $3,196,095
                                                        ==========       =========       ==========      ==========

-----------------------

(1) This amount represents the purchase of 11,500,000 shares of the Common Stock as described elsewhere in this Proxy Statement at a cost of $.20 per share less a reduction of $75,000 for the expenses relating to the proposed sales of shares of the Common Stock.

(2) This adjustment pays down the debt of $999,950 to the former sole owner of CPI for $814,351 in cash and a resulting contribution of part-in-capital of $185,599.

(3) This adjustment shows the recapitalization of CPI to remove the retained deficit of the Company.

                            COLLEGIATE PACIFIC, INC.
                            ------------------------

                   UNAUDITED PRO FORMA INCOME (LOSS) STATEMENT
                   -------------------------------------------
                  For the three months ended September 30, 1997
                  ---------------------------------------------

                                                      CPI                       DSSI
                                                   Historical                Historical            Pro Forma

Sales                                             $    2,170             $           -             $   2,170
------------------------------------------------------------------------------------------------------------
Cost of Sales                                          1,352                         -                 1,352
------------------------------------------------------------------------------------------------------------
         Gross profit                                    818                         -                   818
------------------------------------------------------------------------------------------------------------

General & administrative                             189,566                    46,695               236,261
------------------------------------------------------------------------------------------------------------
         Operating loss                             (188,749)                  (46,695)             (235,443)
------------------------------------------------------------------------------------------------------------
Other income                                           3,149                     7,061                10,210
------------------------------------------------------------------------------------------------------------
         Net loss                                  $(185,599)                 $(39,634)            $(225,233)
------------------------------------------------------------------------------------------------------------
Net loss per share                                                                                     (0.01)
------------------------------------------------------------------------------------------------------------
Weighted average number of shares outstanding                                                     15,966,017
------------------------------------------------------------------------------------------------------------

-------------------

This Unaudited Pro Forma Income (Loss) Statement gives effect to the issuance of the 11,500,000 shares for the full three months ended September 30, 1997.



                                  MISCELLANEOUS

Costs of Solicitation

         The expenses in connection with the solicitation of proxies, including the cost of preparing assembling and mailing this Proxy Statement and the related material, will be borne by the Company. The Company will pay brokers and other custodians, nominees and fiduciaries their reasonable expenses for sending proxy materials to principals and obtaining their proxies. In addition to solicitations by mail, proxies may be solicited personally or by telephone or telegraph by directors and the sole officer of the Company, who will receive no additional compensation therefor.

Annual Report to Shareholders

         A copy of the Annual Report accompanies this Proxy Statement and its financial statements and certain items are incorporated herein by this reference under "Financial Statements.". A copy of any exhibits to the Annual Report may be obtained by written or oral request to Patrick J. Brennan, Vice President, Chief Financial Officer and Secretary of the

Company, at the principal office of the Company, the address of which is set forth in the introductory paragraph heading to this Proxy Statement. A reasonable fee for duplicating and mailing will be charged if a copy of any exhibit is requested.

Shareholder Proposals

         Shareholder proposals for inclusion in the Company's Proxy Statement for the next Annual Meeting of Shareholders must be received not later than a reasonable time before the proxy material for such meeting is mailed.

                                                     DSSI CORPORATION

                                                     Patrick J. Brennan, CPA
                                                     Secretary



Dated:  January 21, 1998

                                  APPENDIX A-1

                            STOCK PURCHASE AGREEMENT


         This Stock Purchase Agreement (this "Agreement") is entered into as of August 18, 1997 by and between DSSI Corporation, a Pennsylvania corporation (the "Company"), and Michael J. Blumenfeld ("Purchaser").

                                   Background

         Purchaser, on the terms and subject to the conditions of this Agreement, desires to purchase from the Company, and the Company desires to issue and sell to Purchaser, 10,000,000 shares of the Company's common stock, $.01 par value per share (the "Company Common Stock"), for an aggregate purchase price of $2,000,000.

         Therefore, in consideration of the foregoing and the respective representations, warranties, covenants, and agreements set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which all parties mutually acknowledge, the Company and Purchaser hereby agree as follows:

                                    Article I
                       The Purchase and Sale of the Shares

         1.01 Purchase and Sale of the Shares. At the Closing (as defined below), and subject to the terms and conditions set forth in this Agreement, Purchaser will purchase from the Company, and the Company will issue and sell to Purchaser, 10,000,000 shares of the Company Common Stock (the "Shares"), free and clear of any liens, encumbrances, pledges, restrictive agreements, or adverse claims of any nature.

         1.02 Purchase Price. The aggregate purchase price for the Shares will be $2,000,000 (the "Purchase Price") in immediately available funds.

                                   Article II
                                   The Closing

         2.01 Closing; Closing Date. Unless this Agreement has been terminated pursuant to Section 7.01, and subject to the satisfaction or waiver of the conditions set forth in Article V, the issuance and sale of the Shares contemplated by this Agreement (the "Closing") will take place at the offices of the Company on September 2, 1997 (provided, that the conditions set forth in Article V have been satisfied or waived at or prior to such time) or as soon as practicable (but not later than five business days) after satisfaction of the conditions set forth in Article V, or at such time, date, and place as the Company and Purchaser agree. The date on which the Closing takes place is referred to as the "Closing Date".

         2.02 Deliveries by Purchaser. Purchaser will deliver or cause to be delivered the following at Closing, and it will be a condition to the Company's obligations under this Agreement that all of the following be delivered at
Closing:

         (a) A wire transfer for the Purchase Price in immediately available funds to the account established for the benefit of the Company, titled "DSSI Corporation d/b/a Collegiate Pacific Inc.", at BankOne Texas, N.A. in Dallas, Texas.

         (b) Such other documents and instruments as may be necessary to carry out the transactions contemplated by this Agreement.

         2.03 Deliveries by the Company. The Company will deliver or cause to be delivered the following at Closing, and it will be a condition to Purchaser's obligations under this Agreement that all of the following be delivered at
Closing:

         (a) A certificate or certificates representing the Shares, in such denominations and registered in such names as Purchaser shall request at least two days prior to the Closing Date.

         (b) Opinion of counsel for the Company, substantially in the form of Exhibit A.

         (c) A certificate of the secretary of the Company, substantially in the form of Exhibit B.

         (d) A closing certificate executed by an officer of the Company, substantially in the form of Exhibit C.

         (e) Such other documents and instruments as may be necessary to carry out the transactions contemplated by this Agreement.

                                   Article III
                  Representations and Warranties of the Company

         The Company hereby represents and warrants to Purchaser that the statements in this Article III are true and correct as of the date of this Agreement.

         3.01 Organization, Good Standing, and Qualification. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the Commonwealth of Pennsylvania, has all requisite corporate power and authority to own, lease, and operate its properties and to carry on its business as presently conducted. The Company is qualified to do business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect. As used in this Agreement, "Material Adverse Effect" means a material adverse effect on, or a material adverse change in, or a group of such effects on or changes in, the business, operations, financial condition, results of operations, assets, or liabilities of the Company.

         3.02 Authorization. The Company has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action, and no other corporate proceedings on the part of the Company are required to authorize the transactions contemplated hereby. This Agreement constitutes a legal, valid, and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as may be limited by (a) applicable bankruptcy, insolvency, reorganization, or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (b) the effect of rules of law governing the availability of equitable remedies.

         3.03     Capitalization.
                  --------------

         (a) The authorized capital stock of the Company consists of (i) 20,000,000 shares of the Company Common Stock, of which 4,446,017 are issued and outstanding, and (ii) 2,000 shares of Class "A" Preferred Stock, $.01 par value per share, none of which are issued and outstanding. At Closing, in addition to the issuance and sale of the Shares to Purchaser, the Company will issue and sell 1,500,000 shares of the Company Common Stock, at a purchase price of $.20 per share, to persons other than Purchaser.

                  The Company has reserved 500,000 shares of the Company Common Stock for issuance under the Company's 1994 Stock Option Plan under which options to purchase 345,000 shares are outstanding. The Company has issued and outstanding warrants to purchase an aggregate of 408,998 shares of the Company Common Stock. Except for shares reserved for issuance under the 1994 Stock Option Plan and for the outstanding warrants, no other shares of capital stock of the Company are reserved for any purpose. Each of the outstanding shares of capital stock of the Company is duly authorized, validly issued, and fully paid and nonassessable, and has not been issued in violation of (nor are any of the authorized shares of capital stock subject to) any preemptive or similar rights.

         (b)      Except as provided in this Agreement or as set forth in
                  Schedule 3.03(b), there are no options, warrants, or other rights, agreements, or commitments of any nature to which the Company is a party or by which it is bound relating to the issued or unissued capital stock or other securities of the Company or obligating the Company to grant, issue, or sell any shares of its capital stock or other securities. Except as set forth in Schedule 3.03(b), there are no agreements, arrangements, or commitments of any nature pursuant to which any person or entity is or may be entitled to receive any payment based on the revenues or earnings, or calculated in accordance therewith, of the Company.

         (c) There are no obligations, contingent or otherwise, of the Company to (i) repurchase, redeem, or otherwise acquire any shares of the Company Common Stock or other capital stock or securities of the Company; or (ii) provide material funds to, or make any material investment in (in the form of a loan, capital contribution, or otherwise), or provide any guarantee with respect to the obligations of any person or entity.

         3.04 Subsidiaries. The Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, trust, joint venture, association, or other entity.

         3.05 No Conflict. The execution, delivery, and performance of this Agreement, and the consummation by the Company of the transactions contemplated hereby, do not and will not (i) contravene or conflict with the Articles of Incorporation or Bylaws of the Company; (ii) constitute a violation of any provision of any federal, state, local, or foreign law binding upon or applicable to the Company; or (iii) constitute a default or require any consent under, give rise to any right of termination, cancellation or acceleration of, or to a loss of any benefit to which the Company is entitled under, or result in the creation or imposition of any lien, claim, or encumbrance on any assets of the Company under, any contract to which the Company is a party or any permit, license, or similar right relating to the Company or by which the Company may be bound or affected.

         3.06 Valid Issuance of Stock. The Shares, when issued, sold, and delivered in accordance with the terms of this Agreement for the consideration provided for herein, will be duly and validly issued, fully paid and nonassessable.

         3.07 Governmental Consents. Except as provided in Section 5.01(f) and
Section 5.01(g), no consent, approval, order, or authorization of, or registration, qualification, designation, declaration, or filing with, any federal, state, or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement.

         3.08 Litigation. There is no claim, action, suit, litigation, proceeding, arbitration, or investigation of any kind, at law or in equity (including actions or proceedings seeking injunctive relief), pending or, to the knowledge of the Company, threatened against the Company or any properties or rights of the Company, or relating to this Agreement or the transactions contemplated by this Agreement, including, without limitation, any claims for indemnification raised by Casco Standards, Inc. against the Company pursuant to the Purchase and Sale Agreement dated March 14, 1997. The Company is not subject to any continuing order of, consent decree, settlement agreement, or other similar written agreement with, or continuing investigation by, any governmental entity, or any judgment, order, writ, injunction, decree, or award of any governmental entity or arbitrator.

         3.09 Permits; Compliance. The Company is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals, and orders necessary to own, lease, and operate its properties and to carry on its business as it is now being conducted (collectively, the "Company Permits"), and there is no action, proceeding, or investigation pending or threatened regarding suspension or cancellation of any of the Company Permits.

         3.10 Compliance with Law and Charter Documents. The Company is not in violation or default of any provisions of its Articles of Incorporation or Bylaws, both as amended to date. The Company has complied and is in compliance in all material respects with all applicable statutes, laws, regulations, and executive orders of the United States of America and all states, foreign counties, and over governmental bodies and agencies having jurisdiction over the Company's business or properties.

         3.11 Registration Rights. The Company is not currently subject to any grant or agreement to grant to any person or entity any rights (including piggyback registration rights) to have any securities of the Company registered with the United States Securities and Exchange Commission ("SEC") or any other governmental authority.

         3.12 Title to Property and Assets. Except as set forth on Schedule 3.12, the Company does not own any real property and does not have any assets. With respect to the property and assets it leases, the Company is, except as set forth in Schedule 3.12, in compliance with such leases in all material respects.

         3.13 Material Contracts. The Company has no (a) agreement, contract, or other arrangement, whether written or oral, providing for the payment by the Company of $25,000 or more or (b) other agreement, contract, or other arrangement that is material to the business of the Company.

         3.14     SEC Documents.
                  -------------

         (a) The Company has furnished to Purchaser copies of the Company's Annual Report on Form 10-KSB for the year ended June 30, 1996, the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 1997, and the Company's Proxy Statement for the Annual Meeting of the Shareholders dated May 23, 1997 (collectively, the "SEC Documents"). Each of the SEC Documents, as of the respective date thereof, did not, and each of the registration statements, reports, and proxy statements filed by the Company with the SEC after the date thereof and prior to the Closing will not, as of the date thereof, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they are made, not misleading. The Company is not a party to any material contract, agreement, or other arrangement which was required to have been filed as an exhibit to the SEC Documents that is not so filed.

         (b) The SEC Documents include the Company's audited financial statements (the "Audited Financial Statements") for the year ended June 30, 1996 and its unaudited financial statements as of and for the nine-month period ended March 31, 1997 (the "Balance Sheet Date"). Since the Balance Sheet Date, the Company has duly filed with the SEC all registration statements, reports, and proxy statements required to be filed by it under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Securities Act of 1933, as amended (the "Securities Act"). The audited and unaudited financial statements of the Company included in the SEC Documents filed prior to the date hereof fairly present, in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis (except as may be indicated in the notes thereto), the financial position of the Company as at the date thereof and the results of their operations and cash flows for the periods then ended (subject to normal year and audit adjustments in the case of unaudited interim financial statements).

         (c) Except as and to the extent reflected or reserved against in the Company's unaudited financial statements for the nine-month period ending March 31, 1997 (including the notes thereto), the Company has no liabilities (whether accrued or unaccrued, liquidated or unliquidated, secured or unsecured, joint or several, due or to become due, vested or unvested, executory, determined or determinable) other than: (i) liabilities incurred in the ordinary course of business since the Balance Sheet Date, and (ii) liabilities with respect to agreements listed in Schedule 3.14(c).

         3.15     Employees; Employee Benefits.
                  ----------------------------

         (a)      The Company has no employees other than those listed on
                  Schedule 3.15(a). The Company has not received any notice, and has no knowledge of any threatened labor or civil rights dispute, controversy, or grievance or any other unfair labor practice proceeding or breach of contract claim or action with respect to claims of, or obligations to, any present or former employee or group of employees of the Company.

         (b) Except as set forth on Schedule 3.15(b), the Company does not maintain, sponsor, contribute to, or provide any benefits under (i) any "employee benefit plan" (as defined in the Employee Retirement Income Security Act of 1974, as amended);
                  (ii) any plan or policy providing for any "fringe benefits";
                  (iii) any bonus, incentive, compensation, deferred compensation, profit sharing, stock, severance, retirement, health, life, disability, group insurance, employment, stock option, stock purchase, stock appreciation right, supplemental unemployment, layoff, consulting, or other similar plan; or
                  (iv) any agreement, policy, or understanding (whether written or oral, qualified or nonqualified, currently effective or terminated) ((i) through (iv) are collectively referred to as "Employee Plans"). There is no claim pending arising out of or related to any Employee Plan by any person or entity (including any governmental entity) against the Company nor is any such claim threatened. The Company has no continuing liability or other obligations arising under any previously terminated or transferred Employee Plans.

         3.16     Tax Matters.
                  -----------

         (a) The Company has filed on a timely basis all Tax Returns required to have been filed by it and has paid on a timely basis all Taxes required to be shown thereon as due. All such Tax Returns are true, complete, and correct in all material respects. No director, officer, or employee of the Company having responsibility for Tax matters has reason to believe that any Taxing authority has valid grounds to claim or assess any additional Tax with respect to the Company in excess of the amounts shown in the financial statements delivered to Purchaser for the periods covered thereby. As used in this Agreement, (l) "Taxes" means (x) all federal, state, local, foreign, and other net income, gross income, gross receipts, sales, use, ad valorem, value added, intangible, unitary, capital gain, transfer, franchise, profits, license, lease, service, service use, withholding, backup withholding, payroll, employment, estimated, excise, severance, stamp, occupation, premium, property, prohibited transactions, windfall or excess profits, customs, duties or other taxes, fees, assessments or charges of any kind whatsoever together with any interest and any penalties, additions to tax or additional amounts with respect thereto, (y) any liability for payment of amounts described in clause (x) whether as a result of transferee liability, of being a member of an affiliated, consolidated, combined, or unitary group for any period, or otherwise through operation of law, and (z) any liability for the payment of amounts described in clauses (x) or (y) as a result of any tax sharing, tax indemnity or tax allocation agreement or any other express or implied agreement to indemnify any other person for Taxes; and the term "Tax" means any one of the foregoing Taxes; and (2) "Tax Returns" means all returns, reports, forms, or other information required to be filed with respect to any Tax.

         (b) With respect to all amounts in respect of Taxes imposed upon the Company or for which the Company is or could be liable, whether to Taxing authorities (as, for example, under law) or to other persons or entities (as, for example, under tax allocation agreements), and with respect to all taxable periods or portions of periods ending on or before the Closing Date, all applicable Tax laws and agreements have been fully complied with, and all such amounts required to be paid by the Company to taxing authorities or others have been paid.

         (c) The Company has not received notice that the Internal Revenue Service or any other Taxing authority has asserted against the Company any deficiency or claim for additional Taxes in connection with any Tax Return, and no issues have been raised (and are currently pending) by any taxing authority in connection with any Tax Return. The Company has not received notice that it is or may be subject to Tax in a jurisdiction in which it has not filed or does not currently file Tax Returns.

         3.17 Indebtedness. The Company has no outstanding indebtedness that the Company has directly or indirectly created, incurred, assumed, or guaranteed.

         3.18     Environmental Matters.
                  ---------------------

         (a) During the period that the Company has leased or owned its properties or owned or operated any facilities, there have been no disposals, releases, or threatened releases of Hazardous Materials (as defined below) on, from, or under such properties or facilities in violation of applicable law. The Company has no knowledge of any presence, disposals, releases, or threatened releases of Hazardous Materials on, from, or under any of such properties or facilities, which may have occurred prior to the Company having taken possession of any of such properties or facilities in violation of applicable law. For purposes of this Agreement, the terms "disposal", "release", and "threatened release" shall have the definitions assigned thereto by the Comprehensive Environmental Response, compensation and Liability Act of 1980, 42 U.S.C. Section 9601 et seq., as amended ("CERCLA"). For the purposes of this Section 3.17, "Hazardous Materials" shall mean any hazardous or toxic substance, material, or waste which is or becomes prior to the Closing regulated under, or defined as a "hazardous substance", "pollutant", "contaminant", "toxic chemical", "hazardous material", "toxic substance", or "hazardous chemical" under (1) CERCLA; (2) the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. Section 11001 et seq.;
                  (3) the Hazardous Materials Transportation Act, 49 U.S.C.
                  Section 1801, et seq.; (4) the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq.; (5) the Occupational Safety and Health Act of 1970, 29 U.S.C. Section 651 et seq.; or (6) regulations promulgated under any of the above statutes.

         (b) None of the Company's properties or facilities is in violation of any federal, state, or local law, ordinance, regulation, or order relating to industrial hygiene or to the environmental conditions on, under, or about such properties or facilities, including, but not limited to, soil and ground water conditions. During the time that the Company has owned or leased its properties and facilities, neither the Company nor, to the Company's knowledge, any third party, has used, generated, manufactured, or stored on, under, or about such properties or facilities or transported to or from such properties or facilities any Hazardous Materials in violation of applicable law.

         (c) During the time that the Company has owned or leased its properties and facilities, there has been no litigation brought or threatened against the Company, or any settlement reached by the Company with, any party or parties alleging the presence, disposal, release, or threatened release of any Hazardous Materials on, from, or under any of such properties or facilities.

         (d) During the period that the Company has owned or leased its properties and facilities, no Hazardous Materials have been transported from such properties or facilities to any site or facility now listed on the National Priorities List, at 40 C.F.R. Part 300, or any list with a similar scope or purpose published by any state authority in violation of applicable law.

         3.19 Full Disclosure. The representations and warranties contained in this Agreement, as modified or qualified by the Schedules, are true and complete in all material respects and do not omit to state any materiel fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                   Article IV
                   Representations and Warranties of Purchaser

         Purchaser hereby represents and warrants to the Company that the statements in this Article IV are true and correct as of the date of this Agreement.

         4.01 Investment Intent. Purchaser is acquiring the Shares for his own account for investment purposes and not with a view to the distribution thereof within the meaning of the Securities Act.

         4.02 Restricted Securities. Purchaser understands that the Shares constitute "restricted securities" within the meaning of Rule 144 under the Securities Act and may not be sold, pledged, or otherwise disposed of unless they are subsequently registered under the Securities Act and applicable state securities laws or unless an exemption from registration is available.

         4.03 Accredited Investor. Purchaser is an "accredited investor" within the meaning of Rule 501 under the Securities Act.

         4.04 Restrictive Legend. Purchaser understands that each certificate representing the Shares shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend that may now or hereafter be required by applicable state law):

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

         4.05 No Non-Competition Obligation. Purchaser is not a party to any agreement, whether with Sports Supply Group, Inc. or any other entity, pursuant to which he has agreed not to compete with such entity or pursuant to which the transactions contemplated by this Agreement would be prohibited or limited in any material manner.

                                    Article V
                               Closing Conditions

         5.01 Conditions to Purchaser 's Obligations at Closing. The obligations of Purchaser to purchase the Shares and the other transactions contemplated by this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions:

         (a) Each of the representations and warranties of the Company contained in this Agreement must be true and correct in all material respects on and as of the Closing Date as though made on and as of the Closing Date.

         (b) The Company must have performed and complied in all material respects with all agreements, obligations, and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and will have obtained all approvals, consents, and qualifications necessary to complete the purchase and sale of the Shares.

         (c) Each of the required items set forth in Section 2.03 must have been executed and delivered.

         (d) The Company's Board of Directors shall have taken such actions so that, immediately after the Closing, the Board of Directors shall consist of one designee of the existing Board of Directors with the remaining members to consist of persons designated by Purchaser (which shall in any event never be less than two members of the Company's Board of Directors).

         (e) The Company's Board of Directors must have taken all steps required by the Pennsylvania Business Corporation Law to propose and adopt an amendment to the Company's Articles of Incorporation changing the name of the Company from "DSSI Corporation" to "Collegiate Pacific Inc.", which shall be conditioned upon and effective at Closing.

         (f)      The Company shall have complied with its obligations under
                  Section 14(f) of the Exchange Act.

         (g) The Company must have taken all steps required by applicable law, including the filing of a proxy statement with the SEC, to seek shareholder approval of this Agreement and the transactions contemplated hereby.

         (h) The Company must have delivered to Purchaser audited financial statements for the fiscal year ended June 30, 1997, including balance sheets and statements of income, cash flow, and changes in stockholders' equity for such period, prepared in accordance with GAAP applied on a consistent basis throughout such period, the results of which are not materially adverse as compared with the results reported in the Audited Financial Statements and the unaudited financial statements of the Company as of and for the nine-month period ended March 31, 1997.

         (i) The Company must have terminated all consulting, employment, or other agreements, contracts, or understandings between the Company and any person, including any agreement, whether written or oral, between the Company and Patrick J. Brennan, except that payments to, or on behalf of, Mr. Brennan may be phased out during the thirty (30) day period following the Closing Date as also provided in Section 6.06.

         5.02 Conditions to the Company's Obligations at Closing. The obligations of the Company to issue and sell the Shares and the other transactions contemplated by this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions:

         (a) Each of the representations and warranties of Purchaser contained in this Agreement must be true and correct in all material respects on and as of the Closing Date as though made on and as of the Closing Date.

         (b) Purchaser must have performed and complied in all material respects with all agreements, obligations, and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and will have obtained all approvals, consents, and qualifications necessary to complete the purchase and sale of the Shares.

         (c) Each of the required items set forth in Section 2.02 must have been executed and delivered.

                                   Article VI
                                    Covenants

         6.01 Affirmative Covenants of the Company. The Company hereby covenants and agrees that, prior to the Closing, the Company, except as otherwise contemplated by this Agreement, will (a) not purchase any assets in excess of $10,000 or incur any liabilities in excess of $2,000 per month, except as provided in Schedule 6.01(a); (b) not take or permit any action that would cause the conditions on the obligations of the parties to effect the transactions contemplated by this Agreement not to be fulfilled, including, without limitation, by taking or causing to be taken any action that would cause the representations and warranties made by the Company in this Agreement not to be true and correct; (c) not increase the compensation payable to or to become payable to any stockholder, director, or officer of the Company; (d) not declare or pay any dividend on, or make any other distribution in respect of, outstanding shares of capital stock; (e) effect any reorganization or recapitalization; (f) split, combine, or reclassify any of its capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for, shares of its capital stock; (g) not issue, deliver, award, grant, or sell, or authorize or propose the issuance, delivery, award, grant, or sale (including the grant of any security interests, liens, claims, pledges, limitations in voting rights, charges, or other encumbrances) of, any shares of any class of its capital stock or other securities (including shares held in treasury), any securities convertible into or exercisable or exchangeable for any such shares or other securities, or any rights, warrants, or options to acquire any such shares or other securities; (h) not acquire or agree to acquire, by merging or consolidating with, by purchasing an equity interest in or a portion of the assets of, or by any other manner, any business or any division thereof, or otherwise acquire or agree to acquire any assets of any other entity; (i) not adopt or propose to adopt any amendments to its Articles of Incorporation or bylaws or similar organizational documents; (j) incur any obligation for borrowed money indebtedness, whether or not evidenced by a note, bond, debenture, or similar instrument; and (k) take all reasonable steps to cause to be fulfilled the conditions precedent to Purchaser's obligations to consummate the transactions contemplated by this Agreement that are dependent on the actions of the Company.

         6.02 Access and Information. The Company has caused and will, until the Closing Date, continue to cause Purchaser to have reasonable access to the Company's directors, officers, employees, agents, assets, and properties and all relevant books, records, and documents of or relating to the business and assets of the Company during normal business hours and will furnish to Purchaser such information, financial records, and other documents relating to the Company and its operations and business as Purchaser may reasonably request.

         6.03 Supplemental Disclosure. The Company will promptly supplement or amend each of the Schedules with respect to any matter that arises or is discovered after the date of this

Agreement that, if existing or known at the date of this Agreement, would have been required to be set forth or listed in the Disclosure Schedule; provided that, for purposes of determining the rights and obligations of the parties under this Agreement (other than the obligations of the Company under this Section 6.03), any such supplemental or amended disclosure will not be deemed to have been disclosed to Purchaser unless Purchaser otherwise expressly consents in writing.

         6.04 Publicity. Purchaser and the Company will cooperate with each other in the development and distribution of all news releases and other public disclosures relating to the transactions contemplated by this Agreement.

         6.05 Reservation of Common Stock. Prior to Closing, the Company will take all actions required by the laws of the Commonwealth of Pennsylvania and the Company's Articles of Incorporation and Bylaws to reserve 400,000 shares of the Company Common Stock to be issued at Purchaser's discretion to members of the Company's Board of Directors designated by Purchaser.

         Section 6.06 Termination of COBRA Coverage with U.S. Healthcare. Within thirty (30) days of Closing, the Company will take all steps required by applicable law to terminate its agreement with U.S.
Healthcare for the provision of COBRA benefits to Company employees.

         Section 6.07 Delivery of Proxy. Simultaneous with the execution of this Agreement, the Company shall deliver the proxy from persons representing a majority of the issued and outstanding shares of Company Common Stock approving this Agreement and the transactions contemplated hereby, including the proposed change in Company operations by Purchaser.

         Section 6.08 Delivery of Information. Purchaser hereby covenants and agrees to provide such information as may be reasonably requested by the Company and as required by applicable law to enable the Company to fulfill its obligations as set forth in Section 5.01(g).


                                   Article VII
                                  Miscellaneous

         7.01. Termination. This Agreement and the transactions contemplated by this Agreement may be terminated and abandoned (a) at any time prior to the Closing by mutual written consent of the Company and Purchaser; or (b) by either Purchaser, on the one hand, or the Company, on the other hand, if a condition to performance by the terminating party or parties under this Agreement has not been satisfied or waived prior to September 30, 1997. Notwithstanding the foregoing clause (b), (i) Purchaser may not terminate this Agreement if the event giving rise to its termination right results from Purchaser's willful failure to perform or observe any of its covenants or agreements set forth in this Agreement or if Purchaser is, at such time, in breach of this Agreement, and (ii) the Company may not terminate this Agreement if the event giving rise to its termination right results from the willful failure of the Company to perform or observe any of its covenants or agreements set forth in this Agreement or if the Company is, at such time, in breach of this Agreement. Upon termination of this Agreement pursuant to Section 7.01, this Agreement (except for Section 7.02, Section 7.04, and Section 7.10) will become void, there will be no liability on the part of the Purchaser, on the one hand, or the Company, on the other hand, to the other and all rights and obligations of each party to this Agreement will cease, except that nothing in this Agreement will relieve any party of any liability for any willful breach of such party's representations, warranties, covenants, or agreements contained in this Agreement.

         7.02 Notices. All notices that are required or may be given pursuant to this Agreement must be in writing and delivered personally, by a recognized courier service, by a recognized overnight delivery service, by telecopy, or by registered or certified mail, postage prepaid, to the parties at the following addresses (or to the attention of such other person or such other address as any party may provide to the other parties by notice in accordance with this Section 8.02):

                  If to Purchaser:
                  ----------------

                           Michael J. Blumenfeld
                           13950 Semlac Drive
                           Farmers Branch, Texas  75234
                           Telecopy: (214) 739-1639

                  with a copy to:

                           Alan J. Bogdanow
                           Hughes & Luce, L.L.P.
                           1717 Main Street
                           Suite 2800
                           Dallas, Texas 75201
                           Telecopy:  (214) 939-5849

                  If to the Company:
                  ------------------

                           DSSI Corporation
                           P.O. Box 1570
                           West Chester, Pennsylvania  19380
                           Attention: Patrick Brennan
                           Telecopy: (610) 696-3479

                  with a copy to:

                           Robert W. Berend
                           Wachtel & Masyr, LLP
                           110 E. 59th Street
                           New York, NY  10022
                           Telecopy: (212) 909-9455

Any such notice or other communication will be deemed to have been given and received (whether actually received or not) on the day it is personally delivered or delivered by courier or overnight delivery service or sent by telecopy or, if mailed, when actually received.

         7.03 Survival of Representations and Warranties. All representations and warranties made in or pursuant to this Agreement will survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and continue for a period ending on the third anniversary of this Agreement. All statements contained in any schedule, certificate, or other writing delivered in connection with this Agreement or the transactions contemplated by this Agreement will constitute representations and warranties under this Agreement. Each party agrees that no other party to this Agreement will be under any duty, express or implied, to make any investigation of any representation or warranty made by any other party to this Agreement, and that no failure to so investigate will be considered negligent or unreasonable.

         7.04 Attorneys' Fees and Costs. If attorneys' fees or other costs are incurred to secure performance of any obligations under this Agreement, or to establish damages for the breach thereof or to obtain any other appropriate relief, whether by way of prosecution or defense, the prevailing party will be entitled to recover reasonable attorneys' fees and costs incurred in connection therewith.

         7.05 Further Assurances. Each party agrees to execute any and all documents and to perform such other acts as may be reasonably necessary or expedient to further the purposes of this Agreement and the transactions contemplated by this Agreement.

         7.06 No Brokers. Each party to this Agreement represents to the other party that it has not incurred and will not incur any liability for brokerage fees or agents' commissions in connection with this Agreement or the transactions contemplated by this Agreement, and agrees that it will indemnify and hold harmless the other party against any claim for brokerage and finders' fees or agents' commissions in connection with the negotiation or consummation of the transactions contemplated by this Agreement.

         7.07 Counterparts. This Agreement may be executed in one or more counterparts for the convenience of the parties to this Agreement, all of which together will constitute one and the same instrument.

         7.08 Assignment. Neither this Agreement nor any of the rights, interests, or obligations under this Agreement will be assigned or delegated by the Company or Purchaser, without the prior written consent of the other party; provided, however, that Purchaser may assign its rights, but not the liabilities, arising under this Agreement to an affiliate of Purchaser without the prior written consent of the Company. This Agreement is not intended to confer any rights or benefits to any person or entity other than the parties to this Agreement.

         7.09 Entire Agreement. This Agreement and the related documents contained as Exhibits and Schedules to this Agreement or expressly contemplated by this Agreement contain the entire understanding of the parties relating to the subject matter hereof and supersede all prior written or oral and all contemporaneous oral agreements and understandings relating to the subject matter hereof. This Agreement cannot be modified or amended except in writing signed by the party against whom enforcement is sought. The Exhibits and Schedules to this Agreement are hereby incorporated by reference into and made a part of this Agreement for all purposes.

         7.10 Governing Law. This Agreement will be governed by, and construed in accordance with, the substantive laws of the State of Texas, without giving effect to any conflicts-of-law, rule, or principle that might require the application of the laws of another jurisdiction.


         IN WITNESSES WHEREOF, the parties have entered into this Agreement as of the date first set forth above.

                                             DSSI CORPORATION,
                                             a Pennsylvania corporation


                                             By:      ________________________
                                             Name:    ________________________
                                             Title:   ________________________



                                             PURCHASER:


                                             ---------------------------------
                                             Michael J. Blumenfeld

                                  APPENDIX A-2

                                   Addendum to

                            Stock Purchase Agreement


         This Addendum is hereby incorporated into and made a part of the Stock Purchase Agreement dated August 12, 1997 between Michael J. Blumenfeld and DSSI Corporation. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Stock Purchase Agreement.

         The Company and Purchaser hereby agree that any and all assets owned by Collegiate Pacific Inc. f/k/a Nitro Sports Inc. ("Collegiate Pacific") and acquired by Purchaser on behalf of Collegiate Pacific after April 1, 1997 will be purchased by the Company promptly after the Closing at cost. Promptly after Closing, Purchaser shall submit an itemized statement (the "Statement") of such assets detailing the cost of such items to the Board of Directors of the Company who shall meet within five (5) business days of the Company's receipt of the Statement for the purpose of reviewing the assets and their value for purchase. The Company and Purchaser shall use reasonable good faith efforts to resolve any disputes regarding the value of any such assets. If such costs are undisputed, the Board of Directors shall approve the purchase and payment of such assets, which shall occur within three (3) business days of such Board approval. Payment for the assets as set forth in the Statement shall be in immediately available funds to an account designated in writing by Purchaser to the Company.


Agreed and accepted:
--------------------



-----------------------------
Michael J. Blumenfeld


DSSI CORPORATION



By: _________________________
Title: ________________________

                                   APPENDIX B











                            COLLEGIATE PACIFIC, INC.
                          (A Development Stage Company)
                              FINANCIAL STATEMENTS

                                 August 22, 1997

                                TABLE OF CONTENTS

--------------------------------------------------------------------------------

                                                                      Page

INDEPENDENT AUDITOR'S REPORT                                           B-1

FINANCIAL STATEMENTS

     Balance Sheet                                                     B-2

     Statement of Income (Loss)                                        B-3

     Statement of Stockholder's Equity                                 B-4

     Statement of Cash Flows                                           B-5

     Notes to Financial Statements                                     B-6

                          INDEPENDENT AUDITOR'S REPORT



To the Board of Directors
Collegiate Pacific, Inc.
Dallas, Texas


We have audited the accompanying balance sheet of Collegiate Pacific, Inc. (A Development Stage Company) as of August 22, 1997, and the related statements of income (loss), stockholder's equity and cash flows from April 10, 1997 (Inception), to August 22, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Collegiate Pacific, Inc. as of August 22, 1997, and the results of its operations and its cash flows from inception to August 22, 1997, in conformity with generally accepted accounting principles.





Memphis, Tennessee
December 22, 1997

                            COLLEGIATE PACIFIC, INC.
                          (A Development Stage Company)
                                  BALANCE SHEET

                                 August 22, 1997

--------------------------------------------------------------------------------


                                                      Assets
                                                      ------
Current Assets
     Cash and cash equivalents                                                            $ 546,651
     Inventory                                                                              188,126
     Prepaid expenses                                                                           500
                                                                                          ---------
                Total current assets                                                        735,277

Property and Equipment
     Furniture and Equipment                                                                 17,029
     Automobile                                                                              11,700
     Leasehold improvements                                                                   4,726
                                                                                          ---------
                                                                                             33,455
     Less accumulated depreciation                                                           (3,148)
                                                                                          ---------
                                                                                             30,307
Other assets
     Deposits                                                                                19,750
     Organizational costs (net of accumulated amortization of $107)                           1,818
     Trademarks (net of accumulated amortization of $286)                                    41,642
                                                                                          ---------
                                                                                             63,209
                                                                                          ---------

                                                                                          $ 828,793
                                                                                          =========
                                     Liabilities and Stockholder's Equity
                                      ------------------------------------

Current Liabilities
     Accounts payable                                                                     $  13,635
     Accrued expenses                                                                        26,173
     Note payable - shareholder (note 2)                                                    901,759
                                                                                          ---------
                Total current liabilities                                                   941,567

Stockholder's Equity
     Common stock - $.01 par value; 1,000,000 shares
          authorized; 1,000 shares issued and outstanding                                        10
     Additional paid in capital                                                                 990
     Deficit accumulated during the development stage                                      (113,774)
                                                                                          ---------
                Total stockholder's equity                                                 (112,774)
                                                                                          ---------

                                                                                          $ 828,793
                                                                                          =========

The accompanying notes are an integral part of the financial statements.

                            COLLEGIATE PACIFIC, INC.
                          (A Development Stage Company)
                           STATEMENT OF INCOME (LOSS)

               From April 10, 1997 (Inception), to August 22, 1997

--------------------------------------------------------------------------------


Indirect costs and administrative expenses
     Salaries and benefits                                                 $  37,075
     Supplies                                                                  1,223
     Commissions and fees                                                        300
     Office and postage                                                        7,946
     Automobile                                                                   73
     Amortization                                                                393
     Depreciation                                                              3,148
     Insurance                                                                 2,600
     Interest                                                                 14,016
     Professional fees                                                        16,181
     Meals and travel                                                         22,649
     Telephone                                                                   612
     Rent                                                                      9,528
     Miscellaneous                                                               604
                                                                           ---------
         Total indirect costs and administrative expenses                    116,348
                                                                           ---------

Operating loss                                                              (116,348)

Other income
     Interest                                                                  1,905
     Other                                                                       669
                                                                           ---------
         Total other income                                                    2,574
                                                                           ---------

             Net loss                                                       (113,774)
                                                                           =========


The accompanying notes are an integral part of the financial statements.

                            COLLEGIATE PACIFIC, INC.
                          (A Development Stage Company)
                        STATEMENT OF STOCKHOLDER'S EQUITY

               From April 10, 1997 (Inception), to August 22, 1997

--------------------------------------------------------------------------------


                                                             Additional     Deficit Accumulated
                                                              Paid in           During The
                                        Common Stock          Capital        Development Stage          Total
                                        ------------          -------        -----------------          -----
Balance at Inception                     $      --           $    --             $      --            $      --

Issuance of stock on
  April 10, 1997, 1,000 Shares                  10                 990               1,000

Net loss                                        --                  --            (113,774)            (113,774)

Balance at August 22, 1997               $      10           $     990           $(113,774)           $(112,774)













The accompanying notes are an integral part of the financial statements.

                            COLLEGIATE PACIFIC, INC.
                          (A Development Stage Company)
                             STATEMENT OF CASH FLOWS

               From April 10, 1997 (Inception), to August 22, 1997



Cash Flows From (Used For) Operating Activities:
     Net loss                                                                        $(113,774)
     Adjustments to Reconcile Net Income to Net Cash
          Provided by Operating Activities:
               Depreciation                                                              3,148
               Amortization                                                                393
               Increase (Decrease) in Cash and Cash Equivalents:
                    Inventory                                                         (188,126)
                    Prepaid expenses                                                      (500)
                    Accounts payable                                                    13,635
                    Accrued expenses                                                    26,173
                                                                                     ---------
                         Total adjustments                                            (145,277)
                                                                                     ---------

                         Net cash provided by (used for) operating activities         (259,051)

Cash Flows Used For Investing Activities:
     Purchase of property and equipment                                                (33,455)
     Deposits made                                                                     (19,750)
     Organizational costs paid                                                          (1,925)
     Trademarks purchased                                                              (41,928)
                                                                                     ---------
                         Net cash used for investing activities                        (97,057)

Cash Flows From Financing Activities:
     Proceeds from issuance of note payable - shareholder                              901,759
     Proceeds from issuance of common stock                                              1,000
                                                                                     ---------
                         Net cash provided by financing activities                     902,759
                                                                                     ---------
Net increase in cash and cash equivalents being
     cash and cash equivalents at end of the period                                  $ 546,651
                                                                                     =========
Supplemental Information for Cash Flow Disclosure:
     Cash Paid During the Period For:
          Interest                                                                   $    --
                                                                                     =========
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                            COLLEGIATE PACIFIC, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS

                                 August 22, 1997

--------------------------------------------------------------------------------

Note (1) - Summary of Significant Accounting Policies

         The Company is a development stage company and will be primarily engaged in the sale of professional sports equipment to schools, colleges and other organizations throughout the United States once principal operations commence.

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         The Company's credit risks primarily relate to cash and cash equivalents. Cash and cash equivalents are primarily held in bank accounts. At August 22, 1997, the Company exceeded federally insured limits by approximately $447,000.

         Inventories are valued at the lower of cost or market, on an average cost basis.

         Property and equipment are stated at cost. Depreciation is computed using the straight-line method over useful lives of seven years for furniture and five years for automobile, equipment, and leasehold improvements. Depreciation expense for the period ended August 22, 1997 was $3,148.

         Organizational costs and trademarks, which are stated at cost, are being amortized over five and forty years respectively using the straight-line method of computing amortization. Amortization expense for the period ended August 22, 1997 was $393.

         For purposes of reporting cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.


Note (2) - Note Payable - Shareholder

         The note is payable on demand, uncollateralized, and bears interest at an annual rate of 12%.

Note (3) - Lease Commitment

         The Company conducts its operations in leased facilities. Rent expense under the lease agreement was $9,528 for the period ending August 22, 1997. The current lease agreement expires July 31, 2002.

         Future minimum lease payments for the years ending August 22, are as follows:

                     1998               $    93,000
                     1999                    93,000
                     2000                    94,000
                     2001                   105,000
                     2002                    96,250
                                        -----------
                                            481,250
                                        ===========


Note (4) - Commitments and contingencies

         The Company has the following purchase commitments supported by outstanding irrevocable letters of credit which are cash collateralized and expire October 1, 1997:

              Fan Chiou Fishing Net Co., Ltd.           $ 293,458
              Yuan Chi Overseas, Ltd.                     182,735
                                                        ---------
                                                        $ 476,193
                                                        =========

         After Michael J. Blumenfeld, the company's sole shareholder, receives approval to purchase the stock of DSSI Corporation, the Company's assets will be purchased by DSSI Corporation.

                                   APPENDIX C











                            COLLEGIATE PACIFIC, INC.
                          (A Development Stage Company)
                          INTERIM FINANCIAL STATEMENTS
                                   (UNAUDITED)

                               September 26, 1997

                                TABLE OF CONTENTS


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                                                                      Page

INTERIM FINANCIAL STATEMENTS

     Interim Balance Sheet                                            C-1

     Interim Statement of Income (Loss)                               C-2

     Interim Statement of Stockholder's Equity                        C-3

     Interim Statement of Cash Flows                                  C-4

     Notes to Interim Financial Statements                            C-5

                            COLLEGIATE PACIFIC, INC.
                          (A Development Stage Company)
                         UNAUDITED INTERIM BALANCE SHEET

                               September 26, 1997
--------------------------------------------------------------------------------

                                                           Assets
                                                           ------
Current Assets
       Cash  and cash equivalents                                                            $     449,282
       Accounts receivable                                                                           2,044
       Inventory                                                                                   391,859
       Prepaid expenses                                                                              6,429
                                                                                             -------------
                   Total current assets                                                            849,614

Property and Equipment
       Furniture and Equipment                                                                      70,413
       Automobile                                                                                   11,700
       Leasehold improvements                                                                        5,111
                                                                                             -------------
                                                                                                    87,224
       Less accumulated depreciation                                                         (       3,148)
                                                                                             -------------
                                                                                                    84,076

Other Assets                                                                                        63,700

                                                                                             $     997,390
                                           Liabilities and Stockholder's Equity
                                           ------------------------------------
Current Liabilities
       Accounts payable                                                                      $     145,885
       Accrued expenses                                                                             36,154
       Note payable - shareholder                                                                  999,950
                                                                                             -------------
                   Total current liabilities                                                     1,181,989

Stockholder's Equity
       Common stock - $.01 par value; 1,000,000 shares
              Authorized; 1,000 shares issued and outstanding                                           10
       Additional paid in capital                                                                      990
       Deficit accumulated during the development stage                                      (     185,599)
                                                                                             -------------
                   Total stockholder's equity                                                (     184,599)
                                                                                             -------------

                                                                                             $     997,390
                                                                                             =============

                                      C-1

                            COLLEGIATE PACIFIC, INC.
                          (A Development Stage Company)
                  UNAUDITED INTERIM STATEMENT OF INCOME (LOSS)

               Period Ended September 26, 1997, and the Period From April 10, 1997 (Inception) to September 26, 1997

--------------------------------------------------------------------------------


                                                                         Period From             April 10,
                                                                          August 23,               1997
                                                                            1997 to            (Inception) to
                                                                         September 26,          September 26,
                                                                             1997                   1997
                                                                             ----                   ----
Sales                                                                    $   2,170               $   2,170

Cost of Sales                                                                1,352                   1,352
                                                                         ---------               ---------
Gross margin                                                                   818                     818

Indirect costs and administrative expenses
       Salaries and benefits                                                27,275                  64,350
       Other                                                                46,591                 125,216
                                                                         ---------               ---------
           Total indirect costs and administrative expenses                 73,866                 189,566
                                                                         ---------               ---------

Operating loss                                                           (  73,048)              ( 188,748)

Other income                                                                 1,223                   3,149
                                                                         ---------               ---------

                  Net loss                                               ($ 71,825)              ($185,599)
                                                                         =========               =========

                            COLLEGIATE PACIFIC, INC.
                          (A Development Stage Company)
               UNAUDITED INTERIM STATEMENT OF STOCKHOLDER'S EQUITY

          Period From April 10, 1997 (Inception), to September 26, 1997

--------------------------------------------------------------------------------


                                                               Additional   Deficit Accumulated
                                                                 Paid in         During The
                                             Common Stock        Capital      Development Stage        Total
                                             ------------        -------      -----------------        -----

     Balance at Inception                  $            -     $         -     $              -    $           -

     Issuance of stock on
        April 10, 1997, 1,000 Shares                   10             990                    -            1,000

     Net loss                                           -               -    (          185,599)  (      185,599)
                                           --------------     -----------    ------------------    -------------
     Balance at September 26, 1997         $           10     $       990    ($         185,599)  ($     184,599)
                                           ==============     ===========    ==================    =============

                            COLLEGIATE PACIFIC, INC.
                          (A Development Stage Company)
                    UNAUDITED INTERIM STATEMENT OF CASH FLOWS

               Period Ended September 26, 1997, and the Period From April 10, 1997 (Inception) to September 26, 1997

--------------------------------------------------------------------------------

                                                                                            Period From         April 10,
                                                                                             August 23,           1997
                                                                                              1997 to        (Inception)  to
                                                                                            September 26,      September 26,
                                                                                                1997               1997
                                                                                                ----               ----
Net Cash Used For Operating Activities                                                    ($      141,300)    ($     400,351)

Cash Flows Used For Investing Activities:
       Purchase of property and equipment                                                 (        53,769)    (       87,224)
       Deposits                                                                                         -     (       19,750)
       Organizational costs paid                                                                        -     (        1,925)
       Trademarks purchased                                                               (           490)    (       42,418)
                                                                                           --------------      -------------
                          Net cash used for investing activities                          (        54,259)    (      151,317)

Cash Flows From Financing Activities
       Proceeds from issuance of note payable - shareholder                                        98,191            999,950
       Proceeds from issuance of common stock                                                           -              1,000
                                                                                           --------------      -------------
                          Net cash provided by financing activities                                98,191          1,000,950
                                                                                           --------------      -------------

Net increase (decrease) in cash and cash equivalents                                      (        97,368)           449,282

Cash and cash equivalents, beginning of period                                                    546,651                  -
                                                                                           --------------      -------------

Cash and cash equivalents, end of period                                                   $      449,282      $     449,282
                                                                                           ==============      =============

Supplemental Information for Cash Flow Disclosure:
       Cash Paid During the Period For:
                Interest                                                                   $            -      $           -
                                                                                           ==============      =============

                            COLLEGIATE PACIFIC, INC.
                          (A Development Stage Company)
                      NOTES TO INTERIM FINANCIAL STATEMENTS

                               September 26, 1997

--------------------------------------------------------------------------------

 Note (1) - Commitments and contingencies

         The Company has the following purchase commitments supported by outstanding irrevocable letters of credit which are cash collateralized and expire October 1, 1997:

             Fan Chiou Fishing Net Co., Ltd.              $    176,259
             Yuan Chi Overseas, Ltd.                           182,735
                                                          ------------

                                                          $    358,994
                                                          ============

         The Company has committed to purchasing inventory totaling $54,015 from Goodway, Inc.

         After Michael J. Blumenfeld, the company's sole shareholder, receives approval to purchase the stock of DSSI Corporation, the Company's assets will be purchased by DSSI Corporation.

PROXY

                                DSSI CORPORATIOND
                      P.O. Box 1570, West Chester, PA 19380

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               SPECIAL MEETING OF SHAREHOLDERS -- FEBRUARY 5, 1998


     The undersigned hereby appoints Jeff Davidowitz and John Pappajohn, or either of them, as Proxy or Proxies of the undersigned with full power of substitution or revocation to attend and to represent the undersigned at the Special Meeting of Shareholders of DSSI Corporation (the "Company") to be held on February 5, 1998, and at any adjournments thereof, and to vote thereat the number of shares of Common Stock, $0.01 par value (the "Common Stock"), of the Company the undersigned would be entitled to vote if personally present, in accordance with the directions indicated below.


     PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED
ENVELOPE.

     Authorize the Company to enter the business of distributing sports equipment, which action will be effected through: (1) the sale of 10,000,000 shares of the Common Stock to Michael J. Blumenfeld at $.20 per share or an aggregate purchase price of $2,000,000 and (2) the sale by Mr. Blumenfeld to the Company, at cost, of the assets (including corporate name) of College Pacific Inc. f/k/a Nitro Sports Inc.:

     |_| FOR                  |_| AGAINST                  |_| ABSTAIN

     Authorize the change of name of the Company from DSSI Corporation to Collegiate Pacific Inc., but only if the prior proposal is approved and the sale to Mr. Blumenfeld is consummated.

     |_| FOR                  |_| AGAINST                  |_| ABSTAIN

     If no specification is made, this proxy will be voted FOR the Proposals listed above.



Dated:_________________, 1998



Name:________________________________________

     ----------------------------------------

                                            Please sign exactly as name appears
                                            above. For joint accounts, each
                                            joint owner must sign. Please give
                                            full title if signing in a
                                            representative capacity.

                                            Please check if you plan to attend
                                            this Special Meeting   |_|


DSSI/Proxy Statement dated Jan. 21, 1998